                                                                  EXHIBIT 10(42)


================================================================================

                        MORTGAGE AND SECURITY AGREEMENT

                         Dated as of November 13, 1998


                                    Between


                               TOWER AIR, INC.,

                                   Mortgagor

                                      and


                   INTERNATIONAL LEASE FINANCE CORPORATION,


                                   Mortgagee

================================================================================


Covering one Boeing 747-212B Aircraft, U.S. Registration Mark N618FF and manufacturer's serial no. 21937, four Pratt & Whitney JT9D-7Q engines, manufacturer's serial nos. 702097, 702163, 702195 and 702348, respectively.

                        MORTGAGE AND SECURITY AGREEMENT

                               TABLE OF CONTENTS

1.   SECURITY INTEREST.........................................................................................    4
     1.1   Granting of Security Interest.......................................................................    4
           -----------------------------

2.   EVENTS OF DEFAULT; DISPOSITION OF SECURITY AND APPLICATION OF PROCEEDS....................................    6
     2.1   Judicial Proceedings, etc., Following Event of Default..............................................    6
           ------------------------------------------------------
     2.2   Delivery of Security, Power of Sale, etc............................................................    7
           ----------------------------------------
     2.3   Right to Possession, etc............................................................................    8
           ------------------------
     2.4   Application of Proceeds.............................................................................    9
           -----------------------
     2.5   Matters Involving Manner of Sale....................................................................    9
           --------------------------------

3.   REPRESENTATIONS, WARRANTIES AND COVENANTS.................................................................   11
     3.1   Representations and Warranties......................................................................   11
           ------------------------------
     3.2   Covenants...........................................................................................   11
           ---------

4.   CONDEMNATION..............................................................................................   11
     4.1   Notice of Condemnation..............................................................................   11
           ----------------------
     4.2   Condemnation of Engine..............................................................................   12
           ----------------------
     4.3   Condemnation of Aircraft or Airframe................................................................   12
           ------------------------------------

5.   MISCELLANEOUS.............................................................................................   12
     5.1   Indemnification by Mortgagor........................................................................   12
           ----------------------------
     5.2   Performance by Mortgagee............................................................................   12
           ------------------------
     5.3   Power of Attorney...................................................................................   13
           -----------------
     5.4   Waiver, etc., by Mortgagor..........................................................................   13
           --------------------------
     5.5   Amendment, etc......................................................................................   14
           --------------
     5.6   Mortgagor's Obligations Absolute....................................................................   14
           --------------------------------
     5.7   Successors and Assigns..............................................................................   15
           ----------------------
     5.8   Severability........................................................................................   15
           ------------
     5.9   Governing Law.......................................................................................   15
           -------------
     5.10  Consent to Jurisdiction, etc........................................................................   15
           ----------------------------
     5.11  Further Assurances..................................................................................   16
           ------------------
     5.12  Notices.............................................................................................   16
           -------
     5.13  Liability of Mortgagee..............................................................................   17
           ----------------------
     5.14  Absence of Certain Duties...........................................................................   17
           -------------------------

THIS MORTGAGE AND SECURITY AGREEMENT HAS BEEN EXECUTED IN SEVERAL COUNTERPARTS. ONLY THE ORIGINAL COUNTERPART CONTAINS THE RECEIPT THEREFOR. TO THE EXTENT, IF ANY, THAT THIS MORTGAGE AND SECURITY AGREEMENT CONSTITUTES CHATTEL PAPER (AS SUCH TERM IS DEFINED IN THE UNIFORM COMMERCIAL CODE AS IN EFFECT IN ANY APPLICABLE JURISDICTION), NO SECURITY INTEREST IN THIS MORTGAGE AND SECURITY AGREEMENT MAY BE CREATED THROUGH THE TRANSFER OR POSSESSION OF ANY COUNTERPART OTHER THAN THE ORIGINAL COUNTERPART THAT CONTAINS THE RECEIPT THEREFOR EXECUTED BY INTERNATIONAL LEASE FINANCE CORPORATION.

                 THIS COUNTERPART IS THE ORIGINAL COUNTERPART.

                        MORTGAGE AND SECURITY AGREEMENT

     MORTGAGE AND SECURITY AGREEMENT (the "Agreement") dated as of November 13, 1998 between TOWER AIR, INC., a Delaware corporation (the "Mortgagor"), and
                                                            ---------
INTERNATIONAL LEASE FINANCE CORPORATION, a California corporation (the "Mortgagee"). Capitalized terms used and not defined herein are used as defined
 ---------
in the Loan Agreement (as defined below).


                             W I T N E S S E T H :
                             -------------------

     WHEREAS, pursuant to an Aircraft Sale Agreement dated as of November 13, 1998 (the "Sale Agreement"), between Mortgagee (in its capacity as seller of the
           --------------
Aircraft, the "Seller") and Mortgagor, the Mortgagor has agreed to purchase one
               ------
used Boeing 747-212B aircraft bearing manufacturer's serial number 21937 (such aircraft, including the four Engines (as hereinafter defined) constituting a part thereof, whether or not from time to time installed on the Airframe (as hereinafter defined) constituting a part thereof, being herein called the "Aircraft"); and
---------

     WHEREAS, the Mortgagee and the Mortgagor have entered into a Term Loan Agreement (the "Loan Agreement"), dated as of the date hereof, pursuant to which
                --------------
the Mortgagee has agreed, on the terms and conditions therein set forth, to make a loan (the "Loan") to the Mortgagor in order to finance a portion of the
             ----
purchase price of the Aircraft; and

     WHEREAS, the Mortgagor has agreed to secure its obligations under the Loan Agreement by granting to the Mortgagee a mortgage Lien on its Interest in the Aircraft; and

     WHEREAS, the Mortgagor is executing and delivering this Agreement in order to create in favor of the Mortgagee a valid and perfected security interest in the property described herein, which security interest shall secure (i) the prompt indefeasible payment of any indebtedness or obligation of the Mortgagor evidenced by or arising under the Loan Agreement, this Agreement and the Notes described in the Loan Agreement and (ii) the timely and faithful performance and observance by the Mortgagor of all the agreements, promises and covenants undertaken in the Loan Agreement, this Agreement and the Notes; and

     WHEREAS, this Agreement relates to the Airframe and Engines more specifically described below and is being filed for recordation on the date hereof with the Federal Aviation Administration;

     NOW, THEREFORE, in order to (a) induce the Mortgagee to enter into the Loan Agreement and (b) secure the prompt payment of all indebtedness of the Mortgagor under the Loan Agreement and this Agreement and the performance and observance of the agreements and covenants of the Mortgagor under the Loan Agreement, this Agreement and the Promissory Note, the Mortgagor and the Mortgagee hereby agree as follows:

1.   SECURITY INTEREST

     1.1    Granting of Security Interest.  The Mortgagor does hereby transfer,
            -----------------------------
convey, mortgage, hypothecate, assign and grant a security interest to the Mortgagee, subject to no prior interests of any Person whatsoever, in the following collateral (collectively the "Security") attaching on the date of
                                        --------
delivery of this Agreement:

            (a) one Boeing 747-212B airframe, bearing U.S. registration mark N618FF, and manufacturer's serial no. 21937, and the four Pratt & Whitney JT9D-7Q Engines installed thereon bearing, respectively, manufacturer's serial numbers 702097, 702163, 702195 and 702348 (each of which engines has 750 or more rated takeoff horsepower or the equivalent of such horsepower) (such airframe being referred to herein as the "Airframe" and each such
                                                     --------
     Engine, including any replacement JT9D-7A engine substituted therefor, as an "Engine", and the Airframe and the four Engines, including any such
         ------
     replacement engine, constituting the "Aircraft"), whether or not any such
                                           --------
     original or replacement engines may from time to time no longer be installed on the Airframe or may be installed on any other airframe or any other aircraft;

            (b) all equipment, attachments, accessories, replacement and added parts and components now or hereafter placed thereon, installed therein or attached thereto (other than an engine that is not an Engine), whether or not any of such equipment, attachments, accessories. replacements or added parts or components may from time to time no longer be installed on the Airframe or may be installed in any other airframe or any other aircraft;

            (c) all proceeds from the sale or other disposition of, all proceeds of insurance due to the Mortgagor on, and all proceeds of any Condemnation (as hereinafter defined) due to the Mortgagor with respect to, any of the properties described in clauses (a) and (b) above;

                                                                  Tower Air, Inc
                                                 Mortgage and Security Agreement
                                                                  November, 1998

            (d) all technical documents, manuals, log books and records that relate to the Aircraft and all the Mortgagor's right, title and interest, present and future, therein and thereto;

            (e) all rents, issues, profits, revenues and other income of the property intended, subjected or required to be subjected to the Lien of this Agreement hereby or by any supplement to this Agreement in form and substance satisfactory to the Mortgagee (a "Mortgage Supplement"), and all
                                                 -------------------
     of the estate, right, title and interest of every nature whatsoever of the Mortgagor in and to the same and every part thereof; and

            (f)  all proceeds, howsoever arising, of the foregoing;

TO HAVE AND TO HOLD the Security unto the Mortgagee, and its successors and assigns, as security for

            (i) the due and punctual indefeasible payment in full of (A) all sums, together with interest thereon, owing or outstanding or that may be or become due and payable to the Mortgagee, and its successors and assigns, by the Mortgagor, under the Loan Agreement, the Notes or this Agreement, (B) the reasonable costs and expenses of collection and foreclosure with respect to the indebtedness and obligations secured hereby, whether now existing or hereafter arising, including without limitation reasonable attorneys' fees and other costs and expenses expended or incurred by the Mortgagee under or pursuant to this Agreement or otherwise in connection with discovering, locating, satisfying Liens and charges on, protecting and taking possession of the Security or any part thereof, the returning of the Security or any part thereof to any place designated by the Mortgagee (including, without limitation, costs of repairing, rehabilitating and storing the Security or any part thereof), and the enforcement of, or collection of amounts owing or outstanding or due and payable under, the Loan Agreement and the other agreements and instruments referred to in this clause (i) and (C) interest (to the extent permitted by Applicable Law) on all costs and expenses described in this clause (i), at a rate of interest per annum equal to the Overdue Rate, computed on the basis of a 360-day year and the actual number of days elapsed; and

            (ii) the timely and faithful performance and observance by the
                 Mortgagor of all agreements, promises and covenants undertaken by it hereunder, in the Loan Agreement and the other agreements and obligations referred to in clause (i) above; provided, however, that, and these presents are subject to the condition that, if the Mortgagor shall have paid or caused to be paid in full all sums, together with interest thereon, owing or outstanding or that may be due and payable by the Mortgagor to the Mortgagee under the Loan Agreement and any other indebtedness, obligation or account whatsoever (whether presently existing or subsequently arising) secured hereby, and the Mortgagor shall have well and faithfully performed and observed all the agreements and covenants therein and herein at the time and in the manner specified therefor, and any other indebtedness, obligation or account whatsoever (whether presently existing or subsequently arising) secured hereby, then, upon the request of the Mortgagor, delivered to the Mortgagee, the Mortgagee shall execute and deliver to the Mortgagor, at the expense of the Mortgagor, such instruments of satisfaction and discharge as may be appropriate (without, however, being under any duty to cause such instruments to be filed or recorded in the public records wherein this Agreement shall have been filed and/or recorded), and otherwise the same shall be and remain in full force and effect.


2.   EVENTS OF DEFAULT; DISPOSITION OF SECURITY AND APPLICATION OF PROCEEDS

     2.1    Judicial Proceedings, etc., Following Event of Default.  If any
            ------------------------------------------------------
Event of Default under the Loan Agreement shall occur and be continuing, then, and in any such event, the Mortgagee may, forthwith upon notice to the Mortgagor (it being understood and agreed that such provision of notice to the Mortgagor shall not be deemed to limit or otherwise restrict the Mortgagee's rights and remedies hereunder or under any other agreement): (i) apply to a court of competent jurisdiction to obtain specific performance or observance by the Mortgagor of any covenant, agreement or undertaking on the part of the Mortgagor hereunder that the Mortgagor shall have failed to observe or perform or to obtain to aid in the execution of any power granted herein; and/or (ii) proceed to foreclose against the Security or any part thereof pursuant to this Agreement, and according to the Applicable Law of the jurisdiction or jurisdictions in which such Security or part thereof shall at the time be located, by doing any one or more or all of the acts described in Section 2.2 and/or the following acts, as the Mortgagee, in its sole and complete discretion (acting in good faith), may then elect:

            (a) exercise all the rights and remedies, in foreclosure and otherwise, available to it as a mortgagee and secured party under the provisions of Applicable Law;

            (b) institute legal proceeding to obtain a judgment conferring on the Mortgagee the right to immediate possession or requiring the Mortgagor to deliver immediate possession of all or part of such Security to the Mortgagee, to the entry of which judgment the Mortgagor hereby specifically consent;

            (c) institute legal proceedings to foreclose upon and against the security interest granted in and by this Agreement, to recover judgment for all amounts then due and owing as indebtedness secured hereby, and to collect the same out of any of the Security or the proceeds of any sale thereof;

            (d) institute legal proceedings for the sale, under the judgment or decree of any court of competent jurisdiction, of any or all of the Security;

            (e) without regard to the adequacy of the security for the Loan Agreement or any other agreement between the Mortgagee and the Mortgagor by virtue of this Agreement or otherwise, or any other collateral or other security or to the solvency of the Mortgagor, institute legal proceedings for the appointment of a receiver or receivers pending foreclosure hereunder or for the sale to any of the Security under the order of a court of competent jurisdiction or under other legal process; or

            (f) personally, or by agents or attorneys, enter upon any premises where the Security or any part thereof may then be located, and take possession of and remove all or any part thereof or render it unusable; and without being responsible for loss or damage to such Security, hold, store and keep idle, or lease, operate or otherwise use or permit the use of, the same or any part thereof, for such time and upon such terms as the Mortgagee may in its sole and complete discretion deem to be in its own best interests, and demand, collect and retain all hire, earnings and other sums due and to become due in respect of the same from any party whomsoever, accounting for net earnings, if any, arising from such use and charging against all receipts from the use of the same or from the sale thereof, by court proceedings or pursuant to Section 2.2, all other costs, expenses, charges, damages and other losses resulting from such use in good faith.

All expenses of obtaining any such judgment, bringing any such legal proceeding or of pursuing, searching for and taking such property shall, until paid, be secured by the Lien of this Agreement.

     2.2    Delivery of Security, Power of Sale, etc..  If the Mortgagee should
            -----------------------------------------
elect to foreclose upon and against the security interest created in and by this Agreement, the Mortgagor shall, upon demand of the Mortgagee, deliver to the Mortgagee all or any part of the Security at such time or times and place or places as the Mortgagee may specify. The Mortgagee is hereby authorized and empowered, in accordance with Applicable Law and without being responsible for loss or damage to such security incurred other than solely by reason of the Mortgagee's gross negligence or wilful misconduct, to enter upon any premises where the security or any part thereof may be located and take possession of and remove the same. The Mortgagee may thereafter sell and dispose of, or cause to be sold and disposed of, all or any part of the Security at one or more public or private sales, at such places and times and on such terms and conditions as the Mortgagee may deem fit in good faith, with or without any previous demand to the Mortgagor or any other person, or advertisement of any such sale or other disposal upon notice to the Mortgagor (it being understood and agreed that such provision of notice to the Mortgagor shall not be deemed to limit or otherwise restrict the Mortgagee's rights and remedies hereunder or under any other agreement); and for the aforesaid purpose, any other notice of sale, any advertisement and other notice or demand, any right of equity of redemption and any obligation of a prospective purchaser to inquire as to the power and authority of the Mortgagee to sell or the application by the Mortgage of the proceeds of sale or otherwise that would otherwise be required by, or available to the Mortgagor under, Applicable Law are hereby expressly waived by the Mortgagor to the fullest extent permitted by such Law. In the event that any mandatory requirement of Applicable Law shall obligate the Mortgagee to give different, additional or prior notice to the Mortgagor of any of the foregoing acts, the Mortgagor hereby agrees that, to the extent permitted by Applicable Law, a written notice sent to it by mail or by telecopy, so as reasonably to be expected to be delivered to the Mortgagor at least five (5) Business Days before the date of any such act shall be deemed to be reasonable notice of such act and, specifically, reasonable notification of the time after which any private sale or other disposition intended to be made hereunder is to be made.

     2.3    Right to Possession, etc..
            -------------------------

            (a) To the fullest extent the Mortgagor may lawfully agree, the right of the Mortgagee to take possession of and sell any of the Security in compliance with the provisions of this Section 2 shall not be affected by the provisions of any applicable reorganization or other similar law of any jurisdiction. The Mortgagor shall not take advantage of any such law or agree to allow any agent, assignee or other party to take advantage of such law in its place, to which end the Mortgagor, for itself and all who may claim through it, as far as it or they now or hereafter lawfully may do so, hereby waives, to the fullest extent permitted under Applicable Law, any rights or defenses arising under any such law, and all rights to have the Security marshaled upon any foreclosure hereof, and hereby agrees that any court having jurisdiction to foreclose upon and against the security interest created in this Agreement may order the sale of the Security subject to its jurisdiction as an entirety or severally.

            (b) The Mortgagee shall not have any duty or obligation to use, operate, store, lease, control, manage, sell, dispose of or otherwise deal with the Aircraft or any other part of the Security, or otherwise to take or refrain from taking any action under, or in connection with, this Agreement. If an Event of Default under the Loan Agreement shall occur and be continuing and the Mortgagee shall have obtained possession of or title to the Aircraft or any Engines, the Mortgagee shall not be obligated to use or operate such Aircraft or Engines or cause such Aircraft or Engines to be used or operated directly or indirectly by itself or through agents or other representatives or to lease, license or otherwise permit or provide for the use or operation of such Aircraft or Engines by any other person, provided, however, that if the Mortgagee in its sole discretion elects to so use or operate the Aircraft or Engines, the Mortgagee may obtain insurance in kinds, at rates and in amounts satisfactory to it in its reasonable opinion to protect the Security and the Mortgagee against any and all liability for loss or damage to such Aircraft or Engines and for public liability and property damage resulting from use or operation of such Aircraft or Engines by application of any funds available in the Security to pay for all such insurance or, in lieu of such insurance, the Mortgagee is furnished with indemnification from any other person upon terms and in amounts satisfactory to the Mortgagee in its sole discretion to protect the Security and the Mortgagee, both as Mortgagee and individually, against any and all such liabilities.

     2.4    Application of Proceeds.   All proceeds received by the Mortgagee
            -----------------------
under or pursuant to this Agreement, and all amounts received by the Mortgagee pursuant to the Loan Agreement, shall be applied in the first place to pay all such payments, disbursements, expenses and losses whatsoever (together with interest thereon as hereinbefore provided for) as may have been incurred by the Mortgagee in or about or incidental to the exercise by the Mortgagee of the rights and powers specified in this Agreement or the Loan Agreement and the balance shall be applied or in the absolute discretion of the Mortgagee retained for application in the manner following:

            (a) first, to any tax prior to the lien of this Mortgage, expense or other loss including, without limitation, reasonable attorneys' fees and expenses incurred or expenditures or advances made, or reasonable remarketing fees paid, by the Mortgagee in the exercise or enforcement of any right, power or remedy and any damages sustained by the Mortgagee upon any Event of Default under the Loan Agreement;

            (b) second, towards any amount owing under the Loan Agreement or the Notes, including any accrued and unpaid interest and the outstanding principal balance thereunder; and

            (c) third, the surplus (if any) shall be paid to the Mortgagor or at its order or to whomsoever may be entitled thereto under any Applicable Law.

If the proceeds received by the Mortgagee under this Agreement, the Loan Agreement or the Notes shall be insufficient to pay indefeasibly in full the amounts then due and payable to the Mortgagee and as set forth above in this
Section 2.4, the Mortgagor shall forthwith pay any balance of such amounts remaining unpaid to the Mortgagee or as the Mortgagee directs, and any deficiencies remaining thereafter may be entered as a judgment against the Mortgagor in any court of competent jurisdiction.

     2.5    Matters Involving Manner of Sale.
            --------------------------------

            (a) At any sale pursuant to this Section 2, whether by virtue of judicial proceedings contemplated in Section 2.1 or under the power of sale granted in Section 2.2, it shall not be necessary for the Mortgagee or a public officer under order of a court to have present physical or constructive possession of the Security to be sold. The recitals contained in any conveyances and receipts made and given by the Mortgagee in good faith or such public officer to any purchaser at any sale made pursuant to this Agreement shall, to the extent permitted by Applicable Law, conclusively establish the truth and accuracy of the matters therein stated (including, without limiting the generality of the foregoing, the amounts due and payable under the Loan Agreement and any other indebtedness secured hereby, the accrual and nonpayment thereof and advertisement and conduct of such sale in the manner provided herein and by Applicable Law); and all prerequisites to such sale shall be presumed to have been satisfied and performed.

            (b) At any sale or sales made pursuant to this Section 2, the Mortgagee or its agents may bid for or purchase, free from any right or equity of redemption in favor of the Mortgagor and any person claiming by, through or under the Mortgagor (all such rights being in this Section 2 waived and released), any part of or all the Security offered for sale. and may make payment on account thereof by using any claim for moneys then due and payable to the Mortgagee by the Mortgagor as a credit against the purchase price; and the Mortgagee, upon compliance with the terms of sale, may hold, retain and dispose of such Security without further accountability therefor to the Mortgagor or any third party, except as expressly required by Applicable Law. In any such sale the Mortgagee shall not be obligated to make any representations or warranties with respect to the Security or any part thereof, and the Mortgagee shall not be chargeable with any of the obligations or liabilities of the Mortgagor with respect thereto. The Mortgagor hereby agrees (i) that it will indemnify and hold the Mortgagee harmless from and against any and all claims with respect to the Security asserted before the taking of actual possession or control thereof by the Mortgagee or its agents pursuant to this Section 2, or arising out of any act of, or omission to act on the part of, any party other than the Mortgagee or any of its agents prior to such taking of actual possession or control by the Mortgagee, or arising out of any act of, or omission to act on the part of, the Mortgagor or any person claiming by, through or under the Mortgagor or any of its affiliates or agents before or after the commencement of such actual possession or control by the Mortgagee or any of its agents; and (ii) that the Mortgagee shall have no liability or obligation arising out of any such claim.

            (c) Nothing herein contained shall be deemed to impair in any manner the absolute right of the Mortgagee to sell and convey title to the Security to the purchaser(s) at such public or private sale(s) or to grant options with respect to or otherwise to realize upon all or such portion of the Security, at such time, and in such order as it may elect in its sole and complete discretion in good faith, or to enforce any one or more remedies relative hereto either successively or concurrently; and the Mortgagor hereby agrees that the security interest, options and other rights hereby given to the Mortgagee shall remain unimpaired and unprejudiced until all the Security shall have been sold or this Agreement shall otherwise have ceased to be of any force or effect according to its terms, and that the enforcement of any right or remedy shall not operate to bar or stop the Mortgagee from exercising any other right or remedy available hereunder or under any other agreement between the Mortgagee and any of its affiliates, on the one hand, and the Mortgagor, any person claiming by, through or under the Mortgagor and their affiliates on the other hand, or otherwise, available at law, in equity or otherwise.

            (d) Upon the completion of any sale under this Section 2, the Mortgagor shall deliver, in accordance with the instructions of the Mortgagee (including flying the Aircraft or any Engine or causing the same to be flown to such airports in the United States as the Mortgagee may specify) such Security so sold. The Mortgagee may execute and deliver to the accepted purchaser or purchasers a good and sufficient instrument or instruments of conveyance, sale and transfer of all of the property sold; and the Mortgagee is hereby irrevocably appointed the true and lawful attorney of the Mortgagor, with full power of substitution, in its name and stead, to make all necessary conveyances of the property thus sold. Nevertheless, if so requested by the Mortgagee or by any purchaser, the Mortgagor shall confirm any such sale or transfer by executing and delivering to the Mortgagee or to such purchaser all proper instruments of conveyance and transfer and releases as may be designated in any such request.

3.   REPRESENTATIONS, WARRANTIES AND COVENANTS

     3.1    Representations and Warranties.
            ------------------------------

            (a) The Mortgagor represents and warrants to the Mortgagee that (i) all things have been done to make this Agreement and the Loan Agreement, when executed by the Mortgagor, the legal, valid and binding obligation of the Mortgagor and (ii) all things necessary to make this Agreement the legal, valid and binding obligation of the Mortgagor, for the uses and purposes herein set forth, in accordance with its terms, have been done and performed and have happened.

            (b) The Mortgagor does hereby warrant and represent that it has not assigned or pledged, and hereby covenants that it will not assign or pledge, so long as the assignment hereunder shall remain in effect, any of its right, title or interest hereby or thereby assigned, to anyone other than the Mortgagee.

     3.2    Covenants.  So long as this Agreement remains in effect the
            ---------
Mortgagor shall duly observe and perform its obligations under the Loan Agreement and pay to the Mortgagee all amounts due and owing hereunder and under the provisions of the Loan Agreement. All such covenants are specifically incorporated herein and made a part hereof.

4.   CONDEMNATION

     4.1    Notice of Condemnation.  The Mortgagor shall promptly give the
            ----------------------
Mortgagee notice of any condemnation, confiscation or seizure of, or requisition of title to or use of, the

Airframe or any Engine by any government or instrumentality or agency thereof (a "Condemnation").
 ------------

     4.2    Condemnation of Engine.  If there shall have been a Condemnation of
            ----------------------
an Engine, but no related Condemnation with respect to the Airframe, the Mortgagor shall promptly replace, or cause to be replaced, such Engine. All amounts receivable with respect to any such Condemnation of an Engine shall be paid to the Mortgagee and applied by the Mortgagee in the same manner as is specified in Section 2.4.

     4.3    Condemnation of Aircraft or Airframe.  If there shall have been a
            ------------------------------------
Condemnation of the Aircraft or the Airframe, all amounts receivable with respect thereto shall be paid to the Mortgagee and applied by the Mortgagee in accordance with the provisions of Section 2.4.

5.   MISCELLANEOUS

     5.1    Indemnification by Mortgagor.  The Mortgagor shall indemnify,
            ----------------------------
defend, reimburse and hold the Mortgagee, its affiliates and its and their successors, assigns and transferees harmless from and against any and all claims, demands, causes of action, suits or judgments, and any and all expenses in connection with any thereof (including, without limitation, reasonable fees and expenses of legal counsel, including allocated fees and expenses of in-house counsel of the Mortgagee), for or on account of injury to or death of persons (including employees and agents of the Mortgagor), loss of or damage to property (including the Security) and any other liability (including liability for patent infringement), that may result from or arise in any manner out of (a) the ownership, control, management, use or operation of Security, except where any such liability arises solely out of or solely as the result of the actual possession or control of the relevant Security by the Mortgagee or its assigns,
(b) any failure on the part of the Mortgagor to perform or comply with any of the terms hereof (including, without limitation, any failure by the Mortgagor to effect or maintain any insurance required to be effected or maintained under the Loan Agreement, and (c) any necessity to defend any of the right, title or security interest conveyed or created by this Mortgage. Any amounts payable by the Mortgagor under this Section which are not paid within 10 days after written demand therefor shall bear interest at the Overdue Rate from the date of such demand, and such amounts, together with such interest, shall be secured by this Mortgage. The indemnity contained in this Section 5.1 shall continue in full force and effect notwithstanding the full payment of all amounts due hereunder and under the Loan Agreement and any other indebtedness or agreement secured hereby, and all amounts due in respect of such indemnification shall be additional indebtedness secured by this Agreement.

     5.2    Performance by Mortgagee.  If the Mortgagor shall fail to maintain,
            ------------------------
or cause to be maintained, any insurance required to be carried pursuant to the Loan Agreement, the Mortgagee may obtain the same for the account of the Mortgagor and the Mortgagor shall pay to the Mortgagee interest (to the extent permitted by Applicable Law) at the Overdue Rate, computed on the basis of a 360-day year and the actual number of days elapsed, on the amount of any such payment from the date made until the date reimbursed by the Mortgagor pursuant hereto. If the Mortgagor shall fail in a timely and effective manner to take and complete any other action that it has herein undertaken to perform, strictly in accordance with the provisions hereof, the Mortgagee may do or cause the same to be done. In such case, there shall be added to the indebtedness secured hereby any loss, cost or expense incurred by or on behalf of the Mortgagee in curing such default or failure, or caused to be suffered by Mortgagee through the incorrectness or breach of any of the covenants, agreements, representations or warranties of the Mortgagor herein or by any other default of the Mortgagor hereunder. All sums so lost or expended shall be payable on demand and shall bear interest as provided in the first sentence of this Section 5.2, and the Mortgagee shall be subrogated to all the rights against the Mortgagor of any person to whom it shall have made any payment or payments under the foregoing authority.

     5.3    Power of Attorney.  The Mortgagor hereby irrevocably appoints the
            -----------------
Mortgagee, and its successors and assigns, the true and lawful attorney of the Mortgagor (with the full power of substitution), in the name and place and at the expense of the Mortgagor, (i) to give any necessary receipts or acquittance for amounts collected or received pursuant to Section 2 hereof, (ii) at any time after the occurrence of an Event of Default under the Loan Agreement and so long as the same shall be continuing, to make all necessary transfers of all or any part of the Security in connection with any sale or other disposition thereof made pursuant to such Section 2, (iii) at any time after the occurrence of any such Event of Default and so long as the same shall be continuing, to execute and deliver for value all necessary instruments of negotiation, assignment and transfer, (iv) at any time after the occurrence of any such Event of Default and so long as the same shall be continuing, to employ legal counsel and to appear in its name in any court in any jurisdiction to commit and compromise and discharge any alleged Lien, charge or other encumbrance asserted against any of the Security, in any manner and by any means that shall to it or them, in its or their sole and complete discretion, seem proper; provided, however, that any such undertaking on the part of the Mortgagee shall not qualify in any manner or to any extent or degree the obligation of the Mortgagor so to defend its title to, and the security interest of the Mortgagee in, the Security and every part thereof and (v) to file and record such copies or memoranda hereof and financing statements, continuation statements and other instruments or documents with respect to the security interest created hereby as the Mortgagee may deem desirable fully to protect its interest hereunder, and for such purpose the Mortgagor hereby authorizes the Mortgagee to effect any such filings or recordings without the signature of the Mortgagor to the extent permitted by Applicable Law, the Mortgagor hereby ratifying and confirming all that its said attorney shall lawfully do hereunder and pursuant hereto and acknowledging that its said attorney shall have no duty, by virtue of this Section 5.3 or at the risk of otherwise waiving or qualifying the obligation of the Mortgagor to do so, to do any of the above acts.

     5.4    Waiver, etc., by Mortgagor.  To the fullest extent that it may now
            --------------------------
and hereafter lawfully so agree, the Mortgagor hereby agrees that it shall not at any time plead, claim or take the benefit of any appraisement, valuation, extension, moratorium, redemption or other law now or hereafter in effect in any jurisdiction in order to prevent or delay the enforcement of any provision of this Agreement or the indebtedness or agreements secured hereby, or the absolute sale of any portion of or all the Security to any purchaser at any sale under Section 2 hereof; and the Mortgagor, for itself and all who may claim through it, to the fullest extent that it or they now and hereafter may lawfully so agree, hereby waives the benefit of all such laws. Any sale of, grant of options to purchase or other realization against all or any part of the Security shall operate to divest all right, title and interest, at law, in equity and otherwise, of the Mortgagor in and to the security so sold, optioned or realized upon, and shall be a perpetual bar, at law, in equity and otherwise, against the Mortgagor and against any and all persons claiming or attempting to claim the security so sold, optioned or realized upon, or any part thereof, from, through or under the Mortgagor. THE MORTGAGOR HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT TO PRIOR NOTICE OR JUDICIAL HEARING IN CONNECTION WITH THE MORTGAGEE TAKING POSSESSION OR DISPOSING OF THE AIRCRAFT AND OTHER SECURITY, INCLUDING, WITHOUT LIMITATION, ANY AND ALL PRIOR NOTICE AND HEARING FOR ANY PREJUDGMENT REMEDY OR REMEDIES AND ANY SUCH RIGHT WHICH THE MORTGAGOR WOULD OTHERWISE HAVE UNDER ANY APPLICABLE LAW. No delay on the part of the Mortgagee in exercising any power of sale, Lien or option, or any other right or remedy hereunder, or otherwise, and no notice or demand that may be given to or made upon the Mortgagor with respect to any such power, right or remedy, shall constitute a waiver thereof or limit or impair the right of the Mortgagee to take any other or similar action or to exercise any power of sale, Lien or option, or any other right or remedy granted in this Agreement or in any other agreement secured hereby or otherwise available to the Mortgagee; nor shall any single or partial exercise of any such power, right or remedy preclude any other or further exercise thereof, or the exercise of any power, right or remedy granted in this Agreement or otherwise available to the Mortgagee, or prejudice its rights against the Mortgagor in any respect. Each and every remedy of the Mortgagee shall, to the extent permitted by Applicable Law, be cumulative and in addition to any other remedy granted hereunder or now or hereafter available to it at law, in equity or otherwise.

     5.5    Amendment, etc..   Neither this Agreement nor any provision hereof
            ---------------
may be amended, modified, waived or discharged orally, but only by an instrument in writing signed by the parties hereto. No waiver by the Mortgagee of any breach or default of or by the Mortgagor under this Agreement, any other agreement or indebtedness secured hereby, or otherwise, shall be deemed a waiver of any other or similar, previous or subsequent breach or default.

     5.6    Mortgagor's Obligations Absolute.  The obligations of the Mortgagor
            --------------------------------
under this Agreement shall be absolute and unconditional and shall remain in full force and effect without regard to, and shall not be released, discharged or in any way affected by: (i) any amendment to, modification of, supplement to or extension or renewal of the Loan Agreement or any other agreement or indebtedness secured hereby, or any resort to or release of any part of the Security or any other collateral now or hereafter held as security for the payment thereof; (ii) any exercise or nonexercise of any power, right or remedy granted under this Agreement or the Loan Agreement, or any other agreement or indebtedness secured hereby, or available under any Applicable Law, or any waiver, consent, extension, indulgence or other action or inaction in respect of any thereof; (iii)
any insolvency, bankruptcy, reorganization, arrangement, liquidation, winding-up or similar proceeding of or affecting the Mortgagor or (iv) any other act or omission or delay to do any other act that may vary the risk of the Mortgagor or otherwise operate as a discharge of the obligations of the Mortgagor hereunder. This Agreement shall continue to be effective or shall be reinstated, as the case may be, if at any time payment (or any part thereof) of the indebtedness secured hereby is rescinded or must otherwise be restored or returned by the Mortgagee upon the insolvency, bankruptcy or reorganization of the Mortgagor, as though such payment had not been made.

     5.7    Successors and Assigns.  All the terms, provisions, conditions and
            ----------------------
covenants herein contained shall be binding upon and shall inure to the benefit of the Mortgagor and the Mortgagee and their respective successors, assigns and transferees, provided, that the Mortgagor may not assign or transfer its interest hereunder without the prior written consent of the Mortgagee.

     5.8    Severability.  This Agreement is intended to comply with the laws of
            ------------
the jurisdiction or jurisdictions wherein it is to be enforced, and any provisions hereof not so complying shall be deemed to be modified accordingly in the manner and to the extent that shall best effect the intentions and purposes reflected in and contemplated by this Agreement. Any provision of this Agreement prohibited by the laws of any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition, or modified to conform with such laws, without invalidating the remaining provisions hereof; and any such prohibition in any jurisdiction shall not invalidate such provisions in any other jurisdiction. Any impairment or invalidity, under the laws of any jurisdiction, of this Agreement, in its aspect as security for any portion of the indebtedness of the Mortgagor to the Mortgagee, hereunder or under the Loan Agreement, for any portion of any other indebtedness or obligation secured hereby, shall not impair or invalidate this Agreement as security for any other portion thereof.

     5.9    Governing Law.  This Agreement shall be governed and controlled as
            -------------
to validity, enforcement, interpretation, construction, effect and in all other respects by the Federal Aviation Act, as applicable, and by the laws of the State of California without regard to conflict of laws rules.

     5.10   Consent to Jurisdiction, etc..  The Mortgagor hereby irrevocably
            -----------------------------
submits to the jurisdiction of any Federal or California State court sitting in Los Angeles County in any action or proceeding arising out of or relating to this Agreement or any other Transaction Document, and the Mortgagor hereby irrevocably agrees that all claims in respect of such action or proceeding may be heard and determined in such California State court or, to the extent permitted by law, in such Federal court. The Mortgagor hereby irrevocably waives to the fullest extent it may effectively do so, the defense of an inconvenient forum to the maintenance of such action or proceeding.

            (a) Nothing in this Section 5.10 shall affect the right of any other party to serve legal process in any other manner permitted by law or affect the right of any other party to bring any action or proceeding against the Mortgagor or its properties in the courts of other jurisdictions.

            (b) To the extent that the Mortgagor has or hereafter may acquire any immunity from jurisdiction of any court or from any legal process (whether through service or notice, attachment prior to judgment, attachment in aid of execution or otherwise) with respect to itself or its property, the Mortgagor hereby irrevocably waives such immunity in respect of its obligations under this Agreement.

     5.11   Further Assurances.  At any time and from time to time, upon the
            ------------------
request of the Mortgagee, the Mortgagor shall promptly and duly execute and deliver any and all such further instruments and documents as the Mortgagee may reasonably deem desirable in obtaining the full benefits of security interests and assignments created or intended to be created hereby and of the rights and powers granted herein and in the Loan Agreement. Upon the instructions at any time and from time to time of the Mortgagee, the Mortgagor will execute and file any supplement to this Agreement, any financing statement (and any continuation statement with respect to any financing statement) or any other similar document relating to the security interests and assignments created by this Agreement and the Loan Agreement as may be specified in such instructions.

     5.12   Notices.  All notices, requests, demands or other communications
            -------
required hereunder or given pursuant hereto shall be in writing unless otherwise expressly provided. Any notice permitted hereunder shall become effective ten
(10) Business Days after deposit in the United States mail, with proper postage for registered or certified mail, when delivered personally, or, if promptly confirmed by mail as provided above, when dispatched by fax written telecommunication to the following specified address or to such other address as either party may from time to time hereafter designate to the other party in writing:

     If to the Mortgagor:

            Tower Air, Inc.
            Hangar 17
            JFK International Airport
            Jamaica, New York 11430
            Telecopier: (718) 553-4312
            Telephone:  (718) 553-4300

            Attention: Morris Nachtomi, Chairman & CEO

     With copy to:
            Stephen Gelband, Esq.
            Hewes, Gelband, Lambert & Dunn
            1000 Potomac Street, NW, Suite 300
            Washington, DC 20007-3533
            Telecopier: (202) 333-0871
            Telephone:  (202) 337-6200

     If to the Mortgagee:

            International Lease Finance Corporation
            1999 Avenue of the Stars
            39th Floor
            Los Angeles, California 90067
            Telecopy: (310) 788-1990
            Telephone: (310) 788-1999

            Attention: Legal Department

     5.13   Liability of Mortgagee.  Mortgagee shall not be answerable or
            ----------------------
accountable under any circumstances, except for its own wilful misconduct or gross negligence and except for liabilities that may result from the inaccuracy of any representation or warranty in this Agreement.

     5.14   Absence of Certain Duties.  The Mortgagee shall have no duty (i) to
            -------------------------
see to any registration of the Aircraft or any recording or filing of this Agreement or any other document, or to see to the maintenance of any such registration, recording or filing, (ii) to see to any insurance on the Aircraft or to effect or maintain any such insurance, whether or not Mortgagor shall be in default with respect thereto, (iii) to see to the payment or discharge of any tax, assessment or other governmental charge or any Lien or encumbrance of any kind owing with respect to, assessed or levied against, any part of the Security or (iv) to inspect the Aircraft at any time.

     IN WITNESS WHEREOF, the parties hereto have, by their indicated officers, thereunto duly authorized, caused this Mortgage and Security Agreement to be executed as of the day and year first above written and to be delivered in the State of California.

                              MORTGAGOR,

                              TOWER AIR, INC.



                              By: /s/ MORRIS NACHTOMI
                                 ----------------------------------
                                 Name: MORRIS NACHTOMI
                                 Title: Chairman & CEO


                              MORTGAGEE,

                              INTERNATIONAL LEASE FINANCE CORPORATION




                              By: /s/ Julie I. Sackman
                                 ----------------------------------
                                 Name:  Julie I. Sackman
                                 Title: Senior Vice President
                                        and General Counsel

                              TERM LOAN AGREEMENT
                              -------------------


     THIS TERM LOAN AGREEMENT, dated as of November 13, 1998, is entered into between TOWER AIR, INC., a Delaware corporation ("Borrower"), and INTERNATIONAL LEASE FINANCE CORPORATION, a California corporation ("Lender"), in light of the following facts:

     WHEREAS, Borrower and Lender have entered into that certain Aircraft Sale Agreement dated as of November 13, 1998 (the "Sale Agreement") relating to one Boeing 747-212B aircraft bearing manufacturer's serial number 21937 and Registration Mark N618FF together with four Pratt & Whitney JT9D-7Q engines bearing manufacturer's serial numbers 702097, 702163, 702195 and 702348;

     WHEREAS, Borrower has requested that Lender provide Borrower with a loan of Twenty Million U.S. Dollars (US$ 20,000,000) for the purpose of purchasing the Aircraft; and

     WHEREAS, on the terms and conditions contained herein, Lender has agreed to provide Borrower with a loan of Twenty Million U.S. Dollars (US$ 20,000,000).

     NOW THEREFORE, in consideration of the foregoing, mutual covenants and conditions contained herein and other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the parties hereto agree as follows:

     1.   DEFINITIONS; CONSTRUCTION

          1.1     Definitions.  For purposes of this Agreement, the following
                  -----------
capitalized terms shall have the following meanings:

          "Agreement" shall mean this Term Loan Agreement between Borrower and
           ---------
Lender, together with all of the exhibits and schedules hereto.

          "Asset" shall mean any interest of a Person in any kind of property or
           -----
asset, whether real, personal, or mixed real and personal, or whether tangible or intangible.

          "Borrower" shall have the meaning set forth in the introduction to
           --------
this Agreement.

          "Borrowing" shall mean a borrowing under the Loan made by Lender to
           ---------
Borrower.

          "Business Day" shall mean a day (other than a Saturday or Sunday) upon
           ------------
which banks are open for the transaction of lending business.

          "Contractual Obligation" shall mean, as applied to any Person, any
           ----------------------
provision of any security agreement entered into by that Person or of any material indenture, mortgage, deed of trust, contract, undertaking, agreement, or other material instrument to which that Person is a party or by which it or any of its owned Assets is bound or to which it or any of its owned Assets is subject.

          "Debt" shall mean, with respect to any Person, the aggregate amount
           ----
of, without duplication: (a) all obligations of such Person for borrowed money;
(b) all obligations of such Person evidenced by bonds, debentures, letters of credit, notes, or other similar instruments and all reimbursement or other obligations of such Person in respect of letters of credit, bankers acceptances, interest rate swaps, or other financial products; (c) all capitalized lease obligations of such Person; (d) all obligations or liabilities of others secured by a Lien on any Asset owned by such Person whether or not such obligation or liability is assumed; (e) all obligations guaranteed by such Person or in respect of which such Person acts as surety; and (f) all obligations of such Person to pay the deferred purchase price of Assets or services, exclusive of trade payables which are incurred in the ordinary course of such Person's business consistent with past practices.

          "Event of Default" shall have the meaning ascribed to such term in
           ----------------
Section 101 hereof.

          "Extension Maturity Date" shall mean December 1, 2005.
           -----------------------

          "FAA" shall mean the Federal Aviation Administration of the
           ---
Department of Transportation or any successor thereto under the Laws of the U.S.

          "First Monthly Payment Date" shall have the meaning ascribed to such
           --------------------------
term in Section 4.1 hereof.

          "Highest Lawful Rate" shall mean, the maximum non-usurious interest
           -------------------
rate, as in effect from time to time, which may be charged, contracted for, reserved, received, or collected by Lender in connection with this Agreement, the Notes, or any other document executed in connection herewith or therewith.

          "Indemnified Liabilities" shall have the meaning ascribed to such
           -----------------------
term in Section 11.2 hereof.

          "Indemnitee" shall have the meaning ascribed to such term in Section
           ----------
11.2 hereof.

          "Interest Rate" shall have the meaning ascribed to such term in
           -------------
Section 3.1 hereof.

          "Investment" shall mean, as applied to any Person, any direct or
           ----------
indirect purchase or other acquisition by that Person of, or beneficial interest in, stock, instruments, bonds, debentures or other securities of any other Person, or any direct or indirect loan, advance (other than advances to employees, agents and contractors for expenditures in the ordinary course of such Person's business), or capital contribution by such Person to any other Person, including all indebtedness and accounts receivable from that other Person which did not arise from sales or the rendition of services to that other Person in the ordinary and usual course of such Person's business, and deposit accounts (including certificates of deposit).

          "Loan" shall have the meaning ascribed to such term in Section 21
           ----
hereof.

          "Loan Amount" means (a) on the Loan Date, the amount set forth in
           -----------
Section 21 hereof, and (b) thereafter, the outstanding principal balance and any and all accrued and unpaid interest on the Loan from time to time.

          "Lien" shall mean any lien, mortgage, assignment (including any
           ----
assignment of rights to receive payments of money), pledge, security interest, charge or encumbrance of any kind (including any conditional sale or other title retention agreement, any lease in the nature thereof, and any agreement to give any security interest).

          "Loan Date" shall mean the date on which the Loan is advanced by
           ---------
Lender to Borrower.

          "Material Adverse Effect" shall mean a material and adverse effect on
           -----------------------
the business, operations, Assets, or condition (financial or otherwise) of a Person.

          "Maturity Date" shall mean December 1, 2004.
           -------------

          "Monthly Payment Date" shall have the meaning ascribed to such term
           --------------------
in Section 41 hereof.

          "Mortgage and Security Agreement" means the Mortgage and Security
           -------------------------------
Agreement between Borrower and Lender dates as of November 13, 1998.

          "Notes" shall have the meaning ascribed to such term in Section 2.2
           -----
hereof.

          "Overdue Rate" shall have the meaning ascribed to such term in
           ------------
Section 3.3 hereof.

          "Person" shall mean natural persons, corporations, limited
           ------
partnerships, general partnerships, joint stock companies, joint ventures, associations, companies, trusts, banks, trust companies, land trusts, vehicle trusts, business trusts or other organizations irrespective of whether they are legal entities, and governments and agencies and political subdivisions thereof.

          "Subsidiary" shall mean any corporation a majority of whose securities
           ----------
having ordinary voting power for the election of directors (other than securities having such power only by reason of the happening of a contingency) is, as of the date any determination thereof is to be made, owned by a Person or one or more of such Person's Subsidiaries.

          "Taxes" shall mean any taxes, charges, fees, levies or other
           -----
assessments based upon or measured by net or gross income, gross receipts, sales, use, ad valorem, transfer, franchise, withholding, payroll, employment, excise, occupation, premium, property or conduct of business, together with any interest and penalties, additions to tax and additional amounts imposed by any federal, state, local or foreign taxing authority.

          "Transaction Documents" shall mean this Agreement, the Notes, the
           ---------------------
Related Documents, and all other agreements or instruments executed and delivered or to be executed and delivered pursuant hereto or thereto or in connection herewith or therewith, or in connection with any of the transactions contemplated hereby or thereby.

          "Unmatured Event of Default" shall mean an event, act, or occurrence
           --------------------------
which, with the giving of notice or the lapse of time (or both), would become an Event of Default.

          1.2      Construction.  Unless the context of this Agreement clearly
                   ------------
requires otherwise, references to the plural include the singular and to the singular include the plural, the part includes the whole, the terms "include" and "including" are not limiting, and the term "or" has, except where otherwise indicated, the inclusive meaning represented by the phrase "and/or". The words "hereof," "herein," "hereby," "hereunder" and similar terms in this Agreement refer to this Agreement as a whole and not to any particular provision of this Agreement. Article, section, subsection, clause, exhibit and schedule references are to this Agreement unless otherwise specified. Any reference herein to this Agreement, the Notes, or any of the Related Documents includes any and all alterations, amendments, changes, extensions, modifications, renewals, or supplements thereto or thereof, as applicable.

          1.3       Exhibits.  All of the exhibits or schedules attached hereto
                    --------
shall be deemed incorporated herein by reference.

     2.   AMOUNT OF LOAN

          2.1       Loan.  Subject to the terms and conditions contained herein,
                    ----
Lender agrees to make a loan to Borrower in one Borrowing and in the principal amount equal to Twenty Million U.S. Dollars (US$ 20,000,000) (the "Loan"). The Loan Amount will be advanced to Borrower at such time as all conditions precedent thereto have been met or waived. Any amount repaid on the Loan may not be reborrowed by Borrower.

          2.2       Notes.  The Loan will be evidenced by the promissory notes
                    -----
(the "Notes").  The form of such Notes is attached hereto as Exhibit A.  One
                                                             --------
such note will be designated as Note "A" and one will designated as Note "B". The Notes shall evidence the aggregate outstanding principal balance of the Loan together with any and all accrued and unpaid interest thereon. Lender may, on notice to Borrower, assign the note designated as Note "B" to a subsidiary of American International Group.

          2.3       Down payment.  Borrower will pay Lender One Million U.S.
                    ------------
Dollars (US$1,000,000) of the down payment for the Aircraft no later than November 16, 1998.

      3.  INTEREST AND FEES

          3.1       Interest Rate.  The Loan shall accrue interest at a rate
                    -------------
equal to six and fifty hundredths percent (6.50%) per annum (the "Interest Rate") from the Loan Date until the outstanding balance of the Loan and all of the accrued and unpaid interest thereon is repaid in full (whether on the Maturity Date or on an earlier date by a voluntary prepayment or a mandatory prepayment or an acceleration of the entire outstanding principal and interest of the Loan as the result of an occurrence of an Event of Default) and with interest on any overdue portion of the balance due hereunder according to the provisions for late payment hereunder.

          3.2       Extension of Loan.  Borrower may elect to extend the portion
                    -----------------
of the Loan reflected in Note "A" for an additional period of one year. During such extension period, the Loan shall accrue interest at a rate equal to nine and twenty five hundredths percent (9.25%) per annum from the original Maturity Date until the outstanding balance of the Loan and all of the accrued and unpaid interest thereon is repaid in full (whether on the Extension Maturity Date or on an earlier date by a voluntary prepayment or a mandatory prepayment or an acceleration of the entire outstanding principal and interest of the Loan as the result of an occurrence of an Event of Default).

          3.3       Overdue Rate.  Any payments of principal, interest (to the
                    ------------
extent permitted by law both before and after judgment) with respect to the Loan, fees, expenses, or other amounts payable to Borrower which are not paid when due hereunder or declared due, whether at maturity, by acceleration, by lapse of time or otherwise, shall bear interest thereafter, at a per annum interest rate (the "Overdue Rate") which is equal to the Interest Rate plus four
                                                                       ----
percent (4.0%).

          3.4       Computation of Interest.  All computations of interest with
                    -----------------------
respect to the Loan and all computations of interest due under Section 3.3
                                                               ----------
hereof for any period shall be calculated on the basis of a year of three hundred sixty (360) days for the actual number of days elapsed in such period. Interest shall accrue from the Loan Date (or the date on which interest or other payments are due, if applicable), to but not including the date of repayment of the Loan (or the date of the payment of interest or fees or other payments, if applicable) in accordance with the provisions hereof.

          3.5       Maximum Interest Rate.  Notwithstanding anything to the
                    ---------------------
contrary contained in this Agreement, Borrower shall not be obligated to pay, and Lender shall not be entitled to charge, collect, or receive, interest (it being understood that interest shall be calculated as the aggregate of all charges which constitute interest under applicable law that are contracted for, charged, reserved, received, or paid) in excess of the Highest Lawful Rate. During any period of time in which the interest rate specified herein exceeds the Highest Lawful Rate, interest shall accrue and be payable at such maximum rate; provided, however, that, if the interest rate subsequently declines below
      --------  -------
the Highest Lawful Rate, then interest shall continue to accrue and be payable at the Highest Lawful Rate (so long as there remains any unpaid principal balance with respect to the Loan) until the interest that has been paid hereunder and under the Notes equals the amount of interest that would have been paid if interest had at all times accrued and been payable at the applicable interest rate specified in this Agreement.

          For purposes of this Section 3.5, the term "applicable law" shall mean
                               -----------
that law in effect from time to time and applicable to this loan transaction between Borrower and Lender which lawfully permits the charging and collection of the highest permissible, lawful, non-usurious rate of interest on such loan transaction and this Agreement, including the laws of the States of California, New York and Delaware and, to the extent controlling, the laws of the United States of America.

     4.   TERMS OF LOANS

          4.1       Payment of Interest on the Loan.  Interest due with respect
                    -------------------------------
to the Loan shall be due and payable monthly in arrears, commencing on January 1, 1999 (the "First Monthly Payment Date") and continuing on the last day of each month thereafter (each a "Monthly Payment Date") until and including the Monthly Payment Date immediately preceding the Maturity Date, and on the Maturity Date, or, if Borrower elects to extend the Loan, until and including the Monthly Payment Date immediately preceding the Extension Maturity Date, and on the Extension Maturity Date.

          4.2       Repayment of the Outstanding Principal Balance of the Loan.
                    ----------------------------------------------------------
The obligation of Borrower to repay the Loan shall be evidenced by the Notes. The Loan shall be due and payable in full on the Maturity Date or, if Borrower elects to extend the Loan on the Extension Maturity Date. Borrower shall repay the outstanding principal balance of the Loan in monthly payments in accordance with the amortization schedule titled the "Loan" set forth in Exhibit B attached
                                                              --------
hereto and incorporated herein by this reference; provided, however, that if
                                                  --------  -------
such date of payment of a principal installment of the Loan is not a Business Day, then such payment shall be made on the immediately preceding Business Day. The outstanding principal balance of the Loan shall be repaid on the last day of each month commencing on January 1, 1999 and continuing monthly thereafter until repaid in full on the Maturity Date, or if Borrower elects to extend the Loan on the Extension Maturity Date.

          4.3       Exhibit B.  Exhibit B  contains the amortization schedules
                    ---------   ---------
which set forth the aggregate monthly payments of principal and interest due hereunder for each of the Notes that constitute the Loan. Exhibit B shall be
                                                           ---------
signed by the authorized officers of both Borrower and Lender. In case of any dispute regarding the repayment of principal or interest on the Loan, the payment schedule set forth in Exhibit B shall control the repayment. At any
                              ---------
time that Borrower and Lender determine in their reasonable judgment that they should revise the amortization schedule contained in Exhibit B, Lender will
                                                     --------
prepare a revised Exhibit B which will include a revised amortization schedule
                  --------
for the Loan. The revised Exhibit B will become effective and replace the old
                          ---------
Exhibit B when it is signed by an authorized officer of both Borrower and Lender.

          4.4       Voluntary Prepayments.  At any time, Borrower may, upon at
                    ---------------------
least one (1) Business Day prior written notice, prepay the Loan in whole or in part without penalty or premium.

     5.   PLACE AND MANNER OF BORROWING AND PAYMENT

          5.1       Manner and Time of Payment.  All payments of principal and
                    --------------------------
interest in respect of the Loan payable to Lender shall be made without condition or reservation of right in United States Dollars and in immediately available funds to the following bank account or to such other bank account as Lender may designate:

          International Lease Finance Corporation
          Account No. 74-45164
          Bank of America Illinois
          231 South LaSalle Street
          Chicago, Illinois 60697
          ABA# 071000039

          5.2       Payments on Non-Business Days.  Whenever any payment to be
                    -----------------------------
made by Borrower hereunder shall be stated to be due on a day which is not a Business Day, then such payment shall be due and payable on the immediately preceding Business Day.

     6.   CONDITIONS TO THE LOAN

          6.1       Conditions Precedent to the Loan.  The obligation of Lender
                    --------------------------------
to make the Loan specified in Section.21 hereof is subject to the fulfillment
                              ----------
and satisfaction of the each of the following conditions precedent on or before the Loan Date:

               (a)  The Loan Date shall occur on or before January 9, 1999;

               (b) Lender shall have received the Notes duly executed by Borrower to the order of Lender;

               (c)  The Notes shall be in full force and effect;

               (d) Lender shall have received a certificate from the Secretary of Borrower attesting to the resolutions of the Borrower's board of directors authorizing the execution, delivery, and performance of this Agreement, the Related Documents, and the other documents contemplated herein or therein, and the issuance of the Notes, and authorizing specific officers of the Borrower to execute same;

               (e) Lender shall have received a signature and incumbency certificate for the officers of Borrower which will execute this Agreement, the Notes, the Related Documents, and the other documents contemplated herein or therein to which Borrower is a party, which certificate has been certified by the Secretary of the Borrower;

               (f) Lender shall have received the written opinion of the Legal Counsel for Borrower, in form and substance satisfactory to Lender and its counsel, covering the matters set forth in the form of opinion contained in
     Exhibit C attached hereto;
     ---------

               (g) No Event of Default or Unmatured Event of Default shall have occurred and be continuing on the date of the Borrowing of the Loan nor shall either result from the making of the Borrowing of the Loan;

               (h)  Except as set forth in Exhibit D attached hereto and
                                           ---------
     incorporated herein by this reference, there is no litigation or proceeding pending or threatened against or affecting Borrower, the result of which might materially adversely affect the financial condition, business or operations of Borrower, and there has been no materially adverse change in the financial condition of Borrower since the date of execution of this Agreement;

               (i) The representations and warranties contained in Section 7 of this Agreement are true and correct as of the date of the Borrowing of the Loan; provided, however, that the representations and warranties contained
           --------  -------
     herein with respect to the accuracy of financial statements shall be deemed to be made with respect to the financial statements most recently delivered to the Lender;

               (j) An officer of the Borrower shall have delivered to Lender an officers' certificate setting forth that the Borrower has complied with the statements set forth in clauses (g), (h), and (i) of this Section 6; and
                                                               ---------

               (k) Borrower shall have executed, delivered and caused to be recorded the Mortgage and Security Agreement

     7.   REPRESENTATIONS AND WARRANTIES OF BORROWER

          In order to induce Lender to enter into this Agreement, Borrower makes the following representations and warranties which shall be true and correct in all material respects as of the Loan Date, as though made on and as of the date of the making of such Borrowing of the Loan and such representations and warranties shall survive the execution and delivery of this Agreement and the Notes and the making of the Loan:

          7.1       Organization.  Borrower (a) is a corporation duly organized,
                    ------------
validly existing and in good standing under the laws of the State of Delaware and (b) has all requisite corporate power and authority to own, operate, and encumber its Assets and to conduct its business as presently conducted and as proposed to be conducted in connection with the consummation of the transactions contemplated by this Agreement and the Related Documents.

          7.2       Authority.
                    ---------

               (a) Borrower has the requisite power and authority to execute, deliver, and perform each of the Transaction Documents executed by it, or to be executed by it.

               (b) The execution, delivery, and performance of each of the Transaction Documents to which Borrower is a party and the consummation of the transactions contemplated thereby, have been duly approved by the board of directors of Borrower, and no other proceedings on the part of Borrower are necessary to consummate such transactions.

               (c) Each of the Transaction Documents to which Borrower is a party has been duly executed and delivered by Borrower, constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms, and is in full force and effect except as the enforceability hereof or thereof may be affected by: (a) bankruptcy, insolvency, moratorium, or other similar laws affecting the enforcement of creditors' rights generally; (b) the limitation of certain remedies by certain equitable principles of general applicability; and (c) the fact that the rights to indemnification thereunder or hereunder may be limited by securities laws.

          7.3       No Conflict.  The execution, delivery, and performance of
                    -----------
each of the Transaction Documents to which Borrower is a party and each of the transactions contemplated thereby do not and will not (a) conflict with or violate Borrower's Articles of Incorporation, or (b) conflict with, result in a breach of, constitute (with or without notice or lapse of time) a default under, or require termination of, any of the Transaction Documents, any material indenture, mortgage or other agreement or instrument to which Borrower is a party or by which any of their properties may be bound, or (c) result in or require the creation or imposition of any lien upon any of the Assets of Borrower (other than liens in favor of Lender created by the Transaction Documents), or (d) require any approval of stockholders, or any approval or consent of any Person under any other Contractual Obligations to which Borrower is a party which approval or consent, as the case may be has not already been obtained prior to the date hereof, except where such conflict, breach or default individually or in the aggregate would not affect Borrower's ability to perform its obligations under this Agreement and could not reasonably be expected to have a Material Adverse Effect.

          7.4       Government Consent.  The execution, delivery, and
                    ------------------
performance of each Transaction Document to which Borrower is a party and the transactions contemplated thereby do not and will not require any registration with, consent or approval of, or notice to, or other action to, with or by any regulatory body or authority in the United States of America.

          7.5       Preservation of Existence.  Borrower will maintain its
                    -------------------------
existence and all of its material rights, privileges, and franchises in every jurisdiction in which the character of the property owned or the nature of the business transacted by it or its obligations and duties arising under or pursuant to any of the Transaction Documents requires such qualification.

          7.6       Payment of Taxes.  All tax returns and reports of Borrower
                    ----------------
required to be filed, have been timely filed (inclusive of any permitted extensions), and all taxes, assessments, fees, and other governmental charges thereupon and upon its assets, income, and franchises which are shown on such returns or reports as being due and payable, have been paid when due and payable, except such taxes, if any, that are reserved against in accordance with generally accepted accounting principals in the United States of America and are being contested in good faith by appropriate proceedings promptly instituted and diligently conducted. Borrower has no knowledge of any proposed tax assessment against it which is not either going to be paid prior to it becoming delinquent or being contested in good faith by appropriate proceedings promptly instituted and diligently conducted by such Person with appropriate reserves made for such assessment in accordance with generally accepted accounting principals.

          7.7       Litigation; Adverse Facts.  Except as disclosed to Lender in
                    -------------------------
Exhibit D:  (a) there is no action, suit, proceeding, or arbitration at law or
---------
in equity or before or by any federal, state, municipal, or other governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, pending or, to the knowledge of Borrower, threatened against or directly affecting Borrower which is reasonably likely to result in a Material Adverse Effect on Borrower or may reasonably be expected to materially adversely affect Borrower's ability to perform its obligations hereunder or under the Notes; or (b) Borrower is not subject to or in default with respect to any final judgment, writ, injunction, decree, rule, or regulation of any court or federal, state, municipal or other governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, in a manner which would have a Material Adverse Effect on Borrower; and (c)(i) as of the date hereof or on the Loan Date, there is no action, suit, proceeding or, to the best of Borrower's knowledge or belief, investigation pending or, to the best of Borrower's knowledge or belief, threatened against or directly affecting Borrower, which questions the validity or the enforceability of this Agreement, the Related Documents, or the Notes; and (ii) after the Loan Date, there is no action, suit or proceeding pending against or affecting Borrower, pursuant to which, on the date of the making of any Loan hereunder, there is in effect a binding injunction materially and adversely affecting the validity or the enforceability of this Agreement, the Related Documents, or the Notes.

          7.8       Consents.  Other than such as may have previously been
                    --------
obtained, no consent, license, permit, approval or authorization of, exemption by, notice to, report to, or registration, filing or declaration with, any governmental authority or agency is required in connection with the execution, delivery, and performance by Borrower of this Agreement, the Related Documents, or the Notes.

          7.9       Existing Defaults.  Except as previously disclosed in
                    -----------------
writing, Borrower is not in default under any Contractual Obligation, which would have a Material Adverse Effect on Borrower. Except as previously disclosed in writing, Borrower is not in violation of any law, ordinance, rule or regulation to which it or any of its Assets is subject, the failure to comply with which would have a Material Adverse Effect on Borrower.

     8.   AFFIRMATIVE COVENANTS

          Borrower and Lender covenant and agree, so long as the Loan hereunder shall be outstanding and until the full and final payment of the Loan and the performance of all obligations of Borrower, as follows:

          8.1       Payment of Principal and Interest.  Borrower will duly and
                    ---------------------------------
punctually pay all principal and interest due hereunder at the time and place and in the manner specified herein.

          8.2       Accounting Records and Inspection.  Borrower shall maintain
                    ---------------------------------
adequate financial and accounting books and records in accordance with sound business practices and generally accepted accounting principles consistently applied, and permit any representative of Lender at Lender's expense, upon reasonable written notice to Borrower, at any time during usual business hours, to inspect, audit, and examine such books and records and to make copies and take extracts therefrom, and discuss its affairs, financing, and accounts with its officers and independent public accountants. Borrower shall furnish Lender with any information reasonably requested regarding Borrower's business or finances promptly upon such entity's request. Borrower shall permit those Persons designated by Lender to visit and inspect, during Borrower's normal business hours, any of the Assets of Borrower upon reasonable notice and as often as may be reasonably requested.

          8.3       Financial Statements.  Borrower shall furnish Lender:
                    --------------------

               (a) as soon as practicable after the end of each fiscal year, but in no event later than one hundred and twenty (120) days after the end of such fiscal year, balance sheets of Borrower as of the end of such year, profit and loss statements and statements of cash flow (which cash flow statement need not be certified) of Borrower for such year, setting forth in each case in comparative form, figures for the previous fiscal year, all in reasonable detail and certified by independent certified public accountants of recognized standing selected by Borrower;

               (b) as soon as possible and, in any event, within five (5) Business Days after Borrower has knowledge, written notice of: (1) the occurrence of any Event of Default or event which with the giving of notice or lapse of time, or both, would result in an Event of Default; or (2) any default or event of default as defined in any evidence of Debt of Borrower which have an outstanding balance in excess of Seven Million Five Hundred Thousand U.S. Dollars (US$ 7,500,000) or under any agreement, indenture, or other instrument under which such Debt has been issued, irrespective of whether such Debt is accelerated or such default is waived;

               (c) with prompt written notice of: (1) a material adverse effect on Borrower's consolidated condition (financial or otherwise) or operations; (2) a material breach of or noncompliance with any term, condition or covenant contained in this Agreement, the Notes, or the other Transaction Documents; or (3) a material breach of or noncompliance with any material term, condition, or covenant of any material contract to which Borrower is a party or by which any of its Assets may be bound;

               (d) with prompt written notice of any claims, proceedings, or disputes against, or to the knowledge or belief of Borrower, threatened or directly affecting Borrower, which involve monetary amounts of Ten Million U.S. Dollars (US$ 10,000,000) or more or which are reasonably likely to have a Material Adverse Effect on Borrower, any material labor controversy resulting in or threatening to result in a strike against Borrower which could have a Material Adverse Effect on Borrower or any proposal by any public authority of which Borrower has knowledge to acquire any of the material Assets or businesses of Borrower;

               (e) promptly upon becoming aware of any Person's overtly seeking to obtain or overtly threatening to seek to obtain an order for relief with respect to Borrower in an involuntary case under any applicable bankruptcy, insolvency, or other similar law now or hereafter in effect, a written notice thereof specifying what action Borrower is taking or proposes to take with respect thereto;

               (f) prompt notice of: (1) all legal or arbitral proceedings, and all proceedings by or before any governmental regulatory authority or agency, directly affecting Borrower which involve monetary amounts of Ten Million U.S. Dollars (US$ 10,000,000) or more, or which are reasonably likely to have a Material Adverse Effect on Borrower, or on the timely payment of the principal of or interest on the Loan, or the enforceability of this Agreement, the Related Documents, or the Notes, or the rights and remedies of Lender hereunder or thereunder, as applicable; (2) any information coming to the attention of Borrower relating to any action taken or proposed to be taken by any Person which is reasonably likely to have a material adverse effect on the ability of Borrower to perform its obligations under this Agreement, the Related Documents, or the Notes, as applicable; and

               (g) upon demand, furnish Lender with such information as it may reasonably request with respect to the financial condition and affairs of Borrower.

          8.4       Conduct of Business.  Borrower will maintain and preserve
                    -------------------
its existence, conduct its business in an orderly, efficient manner, without voluntary interruption; keep its properties useful or necessary in its business in good working order and condition, and from time to time make all needed repairs, renewals and replacements thereto, so that the efficiency of its properties shall be fully preserved. Borrower will comply in all material respects with all applicable laws and regulations of governmental agencies. Borrower will duly qualify to do business and maintain such qualification in each jurisdiction where its ownership of property or conduct of business requires such qualification except where the failure to qualify could not have a Material Adverse Effect and would not affect Borrower's ability to perform its obligations under this Agreement.

          8.5       Insurance.  Borrower shall, at no cost to Lender, maintain
                    ---------
or cause to be maintained with insurers and through recognized brokers, in full force and effect during the term of the Loan until two (2) years after the date of full repayment, full liability insurance with a combined single limit of not less than US$750,000,000 any one accident/occurrence, with Lender named as an additional insured. If the Aircraft is sold, transferred, leased or operated by a third party during such two (2) year period, Borrower and/or the lessee of the Aircraft (the "Insured") will cause such subsequent owner, lessee or operator to
               -------
obtain the insurance referred to below so that Lender is fully protected by such insurance for the entire two (2) year period. Borrower shall also, at no cost to Lender, maintain or cause to be maintained in full force and effect during the term of the Loan aircraft hull insurance (all risks and hull war and allied perils risks) with limits of at least US$20,000,000, naming Lender as loss payee
as its interests appear and as an additional insured.   Such insurance policies
shall include the following provisions:

               (a) The Insurers agree that Lender shall not be liable for, nor have any obligation to pay, any premium due hereunder, and the Insurers further agree that they shall not offset or counter-claim any unpaid premium against the interest of Lender.

               (b) The Insurers agree to waive all of their rights of subrogation against Lender.

               (c) The policy shall contain a cross liability clause to the effect that this insurance, except for the limits of liability, shall operate to give Lender and Insureds the same protection as if there was a separate policy issued to each of them.

               (d) The Insurers agree that this insurance shall be primary insurance without any right of contribution from any other insurance which is carried by Lender or by the Insured and the Insurer's liability shall not be affected by any other insurance of which any of Lender or Insured have the benefit so as to reduce the amount payable to Lender under the policy.

               (e) The Insurers agree that as respects the interest of Lender this insurance shall not be invalidated by any action or inaction of the Insured or any other person and shall insure Lender and its directors, officers, agents, and employees regardless of any breach or violation of any warranty, declaration or condition contained in the policy by the Insured or by the omission or neglect, or by the performance of any act in violation or any terms or conditions of the policy or because of the subjection of the property to any conditions, uses or operations not permitted by the policy or because of a use or operation of the property which is, by the terms of the policy, specifically excluded from coverage or because of any false statement concerning this policy or the subject thereof, by the Insured or the Insured's employees, agents or representatives, whether occurring before or after attachment of this Agreement, or whether before or after the loss.

               (f) The Insurers shall promptly notify Lender in the event of cancellation or of any change whatsoever of a restrictive nature affecting the insurance certified hereunder or in the event that any premium or installment of premium shall not be paid when due. The Insurance shall continue unaltered for the benefit of Lender and its officers, agents, and employees for at least thirty (30) days after written notice by registered mail of such cancellation change or non-payment of premium or installment thereof shall have been received by Lender except in the case of war risk for which seven (7) days notice will be given.

               (g) Irrespective of any war, Hi-Jacking, Confiscation and other related perils exclusion clause(s) (e.g. London endorsement form AVN 48B or wording of similar intent) the Insurers agree that coverage afforded shall apply for the benefit of Lender to the same extent as would have applied had such exclusion clause(s) not been made a part of any such policy.

               (h) In respect of any claim that becomes payable on the basis of a total loss, settlement (net of any relevant policy deductible) will be made to, or to the order of, the Lender. In respect of any other claim, settlement (net of any relevant policy deductible) will be made with such parties as may be necessary to repair the equipment unless otherwise agreed after consultation between the Insurers and the Insured and, where necessary under the terms of this Agreement, with Lender. For purposes of any such policy, the term "total loss" means any of the following in relation to the Aircraft or an Engine: destruction, damage beyond repair or being rendered permanently unfit for normal use for any reason whatsoever; actual, constructive, compromised, arranged or agreed total loss; requisition of title, confiscation, forfeiture or any compulsory acquisition or other similar event; sequestration, detention, seizure or any similar event for more than thirty (30) consecutive days; requisition for use for more than one hundred and eighty (180) consecutive days; (with respect to an Engine) if Borrower's title to an Engine is impaired under any creditor agreement that purports to preserve title to such engine although installed on another Person's airframe; any sale of the Aircraft in connection with Borrower's bankruptcy; or any other occurrence that deprives Borrower of use or possession for a period of sixty (60) days or longer.

               (i) In the event any of Borrower's insurances (either the primary insurance or the reinsurance) contain any date recognition exclusion clause (such as AVN2000) or similar clause excluding from such insurance coverage damage to any property (including the Aircraft) or death or injury to any person on account of accidents, incidents or occurrences caused by date recognition or other Year 2000-related problems, Borrower at its cost will obtain for the benefit of itself and Lender the broadest write-back available in the London insurance market with respect to such exclusion.

               (j) Borrower will cause its insurers to issue a broker's letter of undertaking to Lender in a form acceptable to Lender.

          8.6       Compliance with Laws.  Borrower shall exercise all due
                    --------------------
diligence in order to comply with the requirements of all applicable laws, rules, regulations and orders of any governmental authority, noncompliance with which would have a Material Adverse Effect on Borrower.

          8.7       Subsequent Leases.  Borrower will obtain Lender's prior
                    -----------------
written approval, not to be unreasonably withheld, with respect to the lease of the Aircraft to any new lessee. Borrower will provide a copy of the proposed lease agreement with such new lessee. Lender will have the right to approve the form and substance thereof with respect to those terms and provisions relevant to Lender's interest such as insurance, registration, maintenance and return condition. With respect to other terms and provisions of the lease, Borrower will use its best efforts to negotiate with the new lessee such terms and conditions as Lender reasonably may request. In order to secure, among other things, its obligations hereunder, Borrower will assign all of its rights under such lease to Lender pursuant to a written assignment agreement acceptable to Lender.

          8.8       Further Assurances.  At any time or from time to time upon
                    ------------------
the reasonable request of Lender, Borrower shall and shall cause the appropriate person to execute, acknowledge and deliver all such additional instruments, and documents and further assurances or cause to be done all such further acts and things as may reasonably be necessary to effectuate fully the intent and purposes of this Agreement, the Notes, the Related Documents, and any other agreement entered into in connection with Lender's extension of the Loan to Borrower and to provide for payment of the Loan made hereunder with interest thereon in accordance with the terms of this Agreement and the Notes.

     9.   NEGATIVE COVENANTS

               Borrower covenants and agrees that from the date hereof, and so long as the Loan hereunder shall be outstanding and until the full and final payment of the Loan and the performance of all obligations of Borrower hereunder, without the prior written consent of Lender first having been obtained (which will not be unreasonably withheld), to perform each and all of the covenants applicable to it:

          9.1       Restriction on Fundamental Changes.  Borrower shall not
                    ----------------------------------
change its name, cease to be a certified air carrier, enter into any merger, consolidation, reorganization or recapitalization or reclassify its interests or liquidate, wind up or dissolve itself (or suffer any liquidation or dissolution), or convey, sell, assign, lease, transfer, or otherwise dispose of, in one transaction or a series of transactions, all or substantially all of its businesses or Assets, whether now owned or hereafter acquired, or acquire by purchase or otherwise all or substantially all the businesses or Assets of, or stock or other evidence of beneficial ownership of, any Person, except:

               (a) Borrower may sell, assign, transfer, convey, or otherwise dispose of businesses or Assets in accordance with the provisions of
     Section 92 hereof; and
     ----------

               (b) Upon thirty (30) calendar days prior written notice to Lender, Borrower may change its name.

          9.2       Sale of Assets.  Borrower shall not sell, assign, transfer,
                    --------------
convey, or otherwise dispose of, in one or a series of transactions, all or substantially all of its Assets, whether now owned or hereafter acquired, except for:

               (a) the sale or other disposition by Borrower of Assets in the ordinary and usual course of business, for a reasonably equivalent value; and

               (b) the involuntary sales or other dispositions of any of the Assets of Borrower.

     10.  EVENTS OF DEFAULT

          10.1      Events of Default.  The occurrence of any one or more of the
                    -----------------
following described events (each, an "Event of Default") shall constitute a default hereunder:

               (a)  Failure to Make Payments When Due.  Borrower shall fail to
                    ---------------------------------
     pay when due, any amount owing hereunder (including the portion of the down payment described in Article 2.3) or under the Notes with respect to the principal and interest on the Loan when such amount is due, whether at stated maturity, as a result of a mandatory repayment requirement, by acceleration, by notice of prepayment, or otherwise and such failure is not cured within five (5) Business Days after written notice from Lender of the occurrence thereof;

               (b)  Default in Other Agreements.  (i) Borrower shall default (as
                    ---------------------------
     principal or guarantor or other surety) in the payment when due (subject to any applicable notice or grace period), whether at stated maturity or otherwise, of any monetary obligation with respect to (howsoever designated) any Debt that is for an amount in excess of $7,500,000, whether such Debt now exists or shall hereafter be created; or (ii) an event of default, as defined in a mortgage, indenture, interest rate swap agreement, or instrument under which there may be issued, or by which there may be secured or evidenced, any Debt that is for an amount in excess of $7,500,000, or Debt guaranteed by, Borrower whether such Debt now exists or shall hereafter be created, shall occur and Borrower shall permit such Debt to become due and payable prior to its stated maturity or due date;

               (c)  Breach of Certain Covenants.  (i) Borrower shall fail to
                    ---------------------------
     perform or comply in any respect with any covenant, term, or condition contained in Article 9 hereof; or (ii) Borrower shall default in the
                  ---------
     performance of or compliance with any term contained in this Agreement other than those referred to in Sections 10.1(a), 10.1(c)(i), and 10.1(d)
                                     ----------------  ----------      -------
     and such default shall not have been remedied or waived within fifteen (15) calendar days after receipt of notice from Lender of such default (if Borrower is using diligent and best efforts to cure such default, then Borrower will have the reasonable number of days necessary to cure such default (not to exceed sixty (60) days));

               (d)  Breach of Representation or Warranty.  Any financial
                    ------------------------------------
     statement, representation, warranty, or certification made or furnished by Borrower under this

     Agreement shall, at any time, prove to have been materially false, incorrect, or incomplete when made, effective, or reaffirmed, as the case may be;

               (e)  Bankruptcy; Assignment for the benefit of Creditors.
                    ---------------------------------------------------
     Borrower makes an assignment for the benefit of creditors, or admits in writing its inability to pay its debts as they become due, or files a voluntary petition in bankruptcy, or is adjudicated a bankrupt or insolvent, or files any petition or answer seeking for itself any reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief under any present or future statute, law or regulation, or files any answer admitting or not contesting the material allegations of a petition filed against Borrower in any such proceeding, or seeks or consents to or acquiesces in the appointment of any trustee, receiver or liquidator of Borrower or of all or any substantial part of the Assets of Borrower or if Borrower takes any action looking to the dissolution or liquidation of Borrower;

               (f)  Material Adverse Effect.   A Material Adverse Effect occurs
                    -----------------------
     in the financial condition of Borrower such that in Lender's reasonable opinion a bankruptcy filing (whether voluntary or involuntary) is imminent;

               (g)  Appointment of Receiver.  Within sixty (60) days after the
                    -----------------------
     commencement of an action against Borrower seeking any reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief under any present or future statute, law or regulation, such action is not dismissed or all orders or proceedings thereunder affecting the operations or the business of Borrower stayed, or if stayed such stay order is thereafter set aside, or if, within sixty (60) days after the appointment without the consent of Borrower as applicable, the receiver, or the liquidator of Borrower or all or any substantial part of the Assets of Borrower or, such appointment is not vacated;

               (h)  Judgments and Attachments.
                    -------------------------

                    (i) A final judgment for money, the uninsured portion of which is in excess of Ten Million U.S. Dollars (US $10,000,000) is rendered against Borrower and within thirty (30) days after the entry thereof, such judgment is not discharged or execution thereof stayed pending appeal, or within thirty (30) days after the expiration of any such stay, such judgment is not discharged; or

                    (ii) a judgment creditor shall obtain possession of any material portion of the Assets of Borrower in excess of $5,000,000 by any means, including without limitation, levy, distraint, replevin, or self-help; or

               (i)  Cross Default.  Borrower is in default under any lease or
                    -------------
     other agreement between Borrower and Lender and the same is not cured within its specified cure period.

          10.2      Remedies.  Upon the occurrence of an Event of Default:
                    --------

               (a)  If such Event of Default arises under Sections 10.1(e) or
                                                          ---------------
     10.1(g), then the unpaid principal amount of and any accrued interest on the Loan and any other amounts owing hereunder, under the Notes or under the other Transaction Documents shall automatically become immediately due and payable, without presentment, demand, protest, notice, or other requirements of any kind, all of which are hereby expressly waived by Borrower; and

               (b) In the case of any other Event of Default, Lender, by written notice to Borrower, may declare all of the Loan to be, and the same shall forthwith become, due and payable, together with any and all accrued interest thereon, and any other amounts owing hereunder, under the Notes or under the other Transaction Documents.

               Upon acceleration, Lender, without notice to or demand upon Borrower, which are expressly waived by Borrower, to the fullest extent permitted by law, may proceed to protect, exercise, and enforce its rights and remedies hereunder and under the Notes and the Related Documents, and any other rights and remedies as are provided by law or equity. Lender may determine, in its sole discretion, the order and manner in which Lender's rights and remedies are to be exercised, and all payments received by Lender, or any one or more of them, shall be applied as follows (regardless of how Lender may treat the payments for the purpose of its own accounting): first, to all out-of-pocket
                                                 -----
expenses (including reasonable attorneys' fees) incurred by Lender in enforcing any Debt of Borrower hereunder, or in collecting any payments due hereunder or under the Notes; second, to accrued and unpaid interest on the Loans; third, to
                 ------                                               -----
the outstanding principal balance of the Loans, fourth, to any other Debt of
                                                ------
Borrower owing to Lender; and fifth, any remainder to Borrower.
                              -----

     11.  EXPENSES AND INDEMNITIES

          11.1      Expenses.  Borrower hereby agrees to pay on demand: (a) the
                    --------
reasonable out-of-pocket costs and expenses (including reasonable attorneys' fees and expenses) incurred by Lender to correct any default or to enforce any provision of this Agreement, the Notes, any of the Related Documents, or any other document or instrument contemplated hereby or thereby against Borrower; and (b) the reasonable out-of-pocket costs and expenses (including reasonable attorneys' fees and expenses) incurred by Lender in connection with any bankruptcy or other insolvency proceeding, reorganization, workout, composition, or other credit arrangement of Borrower.

          11.2      Indemnity.  In addition to the payment of expenses pursuant
                    ---------
to Section 11.1 hereof, and irrespective of whether the transactions
   ------------
contemplated hereby shall be consummated, Borrower hereby agrees to indemnify, exonerate, pay, defend and hold harmless Lender, and the officers, directors, employees, and agents of and counsel to Lender (collectively, the "Indemnitees" and individually, an "Indemnitee") from and against any and all liabilities, obligations, losses, damages, penalties, actions, causes of action, judgments, suits, claims, costs, expenses, of any kind or nature whatsoever, including the reasonable fees and expenses of counsel to Indemnitees, in connection with any investigative, administrative, or judicial proceeding, irrespective of whether such Indemnitee shall be designated a party thereto, which may be imposed on, incurred by, or asserted against such Indemnitee, in any manner relating to or arising out of this Agreement, any Loan hereunder, the use or intended use of the proceeds of the Loans, or the consummation of the transactions contemplated by this Agreement (the "Indemnified Liabilities"); provided, however, that
                                                   --------  -------
Borrower's obligations to indemnify shall not extend to any losses, damages, liabilities, actions, or claims against any Indemnitee arising as a result of the gross negligence or willful misconduct of such Indemnitee. Each Indemnitee shall promptly notify Borrower of each event of which it has knowledge which may give rise to a claim under the indemnification provisions of this Section 11.2.
                                                                  ------------
If any investigative, judicial, or administrative proceeding arising from any of the foregoing is brought against any Indemnitee, Borrower, to the extent directed by such Indemnitee, will resist and defend such action, suit, or proceeding or cause the same to be resisted and defended by counsel designated by Borrower (which counsel shall be reasonably satisfactory to such Indemnitee); provided, however, that Borrower's obligation to so resist or defend any such
--------  -------
action, suit, or proceeding shall exist if and only if Borrower is directed to do so by the Indemnitee. Such Indemnitee will use its best efforts to cooperate in the defense of any such action, suit, or proceeding. In the event that the Indemnitee does not direct Borrower to resist or defend any action, suit, proceeding or cause and Borrower desires to resist or defend such action, suit, proceeding or cause, then Borrower and such Indemnitee will discuss and establish the terms and conditions on which Borrower may defend such action, suit, proceeding or cause. To the extent that the undertaking to indemnify, exonerate, pay, and hold harmless set forth in this Section 11.2 may be
                                                    ------------
unenforceable because it is violative of any law or public policy as determined by a final judgment of a court of competent jurisdiction, Borrower shall make the maximum contribution to the payment and satisfaction of each of the Indemnified Liabilities which is permissible under applicable law. The obligations of

Borrower under this Section 11.2 shall survive the termination of this Agreement
                    ------------
and the discharge of Borrower's other obligations hereunder.

     12.  MISCELLANEOUS

          12.1      Setoffs.  Nothing in this Agreement shall be deemed to
                    -------
constitute a waiver or prohibition of the Lender's right of setoff and Borrower hereby expressly acknowledges that the Lender has such rights.

          12.2      Entire Agreement.  This Agreement and the documents and
                    ----------------
agreements referred to and incorporated herein embody the entire agreement and understanding between the parties hereto and supersede all prior agreements and understandings relating to the subject matter hereof and the transactions contemplated hereby.

          12.3      Successors and Assigns.  This Agreement shall be binding
                    ----------------------
upon, and inure to the benefit of, the parties hereto and their respective successors and assigns; provided, however, that Borrower and Lender may not
                        --------  -------
assign or transfer any interest or rights hereunder without the prior written consent of the other party (which consent will not be unreasonably withheld) and any such prohibited assignment shall be absolutely void.

          12.4      No Waiver.  No failure to exercise, and no delay in
                    ---------
exercising any right, power or remedy hereunder or under any document delivered pursuant hereto shall impair any right, power or remedy which Lender may have, nor shall any such delay be construed to be a waiver of any such rights, powers or remedies, or an acquiescence in any breach or default under this Agreement or any document delivered pursuant hereto nor shall any waiver of any breach or default of Borrower hereunder be deemed a waiver of any subsequent default or breach. The rights and remedies of Lender specified herein are cumulative and not exclusive of any rights or remedies which Lender would otherwise have either at law or in equity.

          12.5      Survival.  All representations, warranties and agreements
                    --------
contained herein on the part of Borrower shall survive the making of the Loan hereunder and all such representations, warranties and agreements shall be effective so long as any portion of the principal of the Loan or any interest thereon is unpaid.

          12.6      Notices.  Any notice required or permissible under this
                    -------
Agreement will be in writing and in English. Notices will be delivered in person or sent by telex, fax, letter (mailed airmail, certified and return receipt requested), or by expedited delivery addressed to the parties as set forth below. In the case of a telex or fax, notice will be deemed received upon actual receipt (in the case of a fax notice, the date of actual receipt will be deemed to be the date set forth on the confirmation of receipt produced by the sender's fax machine immediately after the fax is sent). In the case of a mailed letter, notice will be deemed received on the tenth (10th) day after mailing. In the case of a notice sent by expedited delivery, notice will be deemed received on the date of delivery set forth in the records of the Person which accomplished the delivery. If any notice is sent by more than one of the above listed methods, notice will be deemed received on the earliest possible date in accordance with the above provisions. Notice will be addressed as follows:

          Lender:

               INTERNATIONAL LEASE FINANCE CORPORATION
               1999 Avenue of the Stars, 39th Floor
               Los Angeles, California 90067
               United States of America

               Telex:      INTERLEASE BVHL
               Telecopier: 310-788-1990
               Telephone:  310-788-1999

               ATTENTION:  Legal Department

          Borrower:

               TOWER AIR, INC.
               Hangar 17
               JFK International Airport
               Jamaica, New York 11430

               Telecopier: 718-553-4300
               Telephone:  718-553-4312

               ATTENTION: Morris Nachtomi, Chairman & CEO

          With copy to:

               Stephen Gelband, Esq.
               Hewes, Gelband, Lambert & Dann
               1000 Potomac Street, NW, Suite 300
               Washington, DC 20007-3533

               Telecopier: (202) 333-0871

               Telephone: (202) 337-6200

          12.7     Termination.  This Agreement shall terminate when all
                   -----------
obligations of Borrower incurred hereunder, under the Note, any Transaction Document, or under any other agreement executed and delivered in connection herewith have been discharged in full.

          12.8     Waivers and Amendments.  No amendment, modification,
                   ----------------------
restatement, supplement, termination, or waiver of or to, or consent to any departure from, any provision of this Agreement, the Notes, or the Related Documents, shall be effective unless the same shall be in writing and signed by Lender and Borrower.

          12.9     Execution in Counterparts.  This Agreement may be executed
                   -------------------------
in any number of counterparts and by different parties on separate counterparts, each of which counterparts, when so executed and delivered, shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same Agreement. This Agreement shall become effective upon the execution of a counterpart hereof by each of the parties hereto.

          12.10    Severability of Provisions.  Any provision of this Agreement,
                   --------------------------
the Notes, or the Related Documents which is illegal, invalid, prohibited, or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such illegality, invalidity, prohibition, or unenforceability without invalidating or impairing the remaining provisions hereof or affecting the validity or enforceability of such provision in any other jurisdiction.

          12.11    California Law.  This Agreement is being delivered in the
                   --------------
State of California and will in all respects be governed by and construed in accordance with the Laws of the State of California (notwithstanding the conflict Laws of the State of California).

          12.12    Non-Exclusive Jurisdiction in California.   The parties
                   ----------------------------------------
hereby consent to the non-exclusive jurisdiction of the Federal District Court for the Central District of California or the State of California Superior or Municipal Court in Los Angeles, California. Nothing herein will prevent either party from bringing suit in any other appropriate jurisdiction.

          12.13    Service of  Process.  The parties hereby agree that service
                   -------------------
of process may be made upon Borrower and Lender in accordance with Section
415.40 of the California Code of Civil Procedure by mailing copies of the summons and complaint to the person to be served by air mail, certified or registered mail to the address set forth in Article 12.6, postage prepaid, return receipt requested, or in accordance with the Hague Convention, if applicable.

          12.14    Prevailing Party in Dispute.  If any legal action or other
                   ---------------------------
proceeding is brought in connection with any provisions in this Agreement, the prevailing party will be entitled to recover reasonable attorneys' fees and other costs incurred in such action or proceedings. The prevailing party will also, to the extent permissible by law, be entitled to receive pre- and post-judgment Default Interest.

          12.15    Headings.  Article and Section headings used in this
                   --------
Agreement and the table of contents preceding this Agreement are for convenience of reference only and shall not constitute a part of this Agreement for any other purpose or affect the construction of this Agreement.

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed the day and year first above written.



INTERNATIONAL LEASE FINANCE                     TOWER AIR, INC.,
 CORPORATION,                                   a Delaware corporation
a California corporation




By: /s/ JULIE SACKMAN                      By: /s/ Morris Nachtomi
   ---------------------------             -----------------------------------
ITS: SENIOR PRESIDENT                      ITS: CHAIRMAN & CEO
     AND GENERAL COUNSEL

                              PROMISSORY NOTE "A"

ORIGINAL PRINCIPAL AMOUNT: US$ 10,000,000
MAKER: TOWER AIR, INC., a Delaware corporation
DATED AS OF: November 13, 1998

          A.   PROMISE TO REPAY.  FOR VALUE RECEIVED, TOWER AIR, INC., a
               ----------------
Delaware corporation ("Borrower"), promises to pay to INTERNATIONAL LEASE FINANCE CORPORATION, a California corporation ("Lender"), or order, the principal sum of Ten Million U.S. Dollars (US$ 10,000,000) or such lesser amount as shall equal the outstanding amount of the Loan made by Lender to Borrower pursuant to Section 2.1 of that certain Term Loan Agreement, dated as of
            -----------
November 13, 1998 (the "Loan Agreement"), entered into between Borrower and Lender.

          B.   DEFINED TERMS.  Any and all initially capitalized terms used
               -------------
herein shall have the meanings ascribed thereto in the Loan Agreement, unless specifically defined herein. The term "or" as used in this Aircraft Secured Promissory Note has, except where otherwise indicated, the inclusive meaning represented by the phrase "and/or". This Aircraft Secured Promissory Note (this "Note") is the promissory note defined in the Loan Agreement as the "Note" and is subject to, and entitled to the benefits of, the terms and provisions of the Loan Agreement.

          C.   PAYMENTS OF PRINCIPAL AND INTEREST.
               ----------------------------------

               i. Borrower hereby promises to make payments of principal and interest, with respect to the Loan, evidenced hereby at the rates and times, and in the amounts, and in all other respects in the manner as provided in the Loan Agreement.

               ii. As more fully set forth in the Loan Agreement, Borrower shall not be obligated to pay, and the holder of this Note shall not be obligated to charge, collect, receive, reserve, or take interest (it being understood that interest shall be calculated as the aggregate of all charges which constitute interest under applicable law that are contracted for, charged, reserved, received, or paid) in excess of the maximum non-usurious interest rate, as in effect from time to time, which may be charged, contracted for, reserved, received, or collected by Lender in connection with the Loan Agreement, this Note, the other Transaction Documents, or any other documents executed in connection herewith or therewith.

          D.   PREPAYMENTS.  Borrower may prepay the principal balance due under
               -----------
this Note, in whole or in part, only in accordance with the provisions of the Loan Agreement.

          E.   APPLICATION OF PAYMENTS.  All payments (including prepayments)
               -----------------------
made hereunder shall be applied as set forth in the Loan Agreement.

          F.   TIME AND PLACE OF PAYMENTS.  All principal and interest due
               --------------------------
hereunder is payable in immediately available United States Dollars at Lender's bank account number 74-45164 at Bank of America Illinois, 231 South LaSalle Street, Chicago, Illinois 60697, ABA #071000039 (or at such other office as may be designated from time to time by Lender), not later than 1:00 p.m., Chicago time, on the day of payment.

          G.   WAIVERS.  Borrower, for itself and its legal representatives,
               -------
successors, and assigns, expressly waives presentment, demand, protest, notice (except as required by the Loan Agreement), and all other requirements of any kind, in connection with the enforcement or collection of this Note.

          H.   ACCELERATION AND WAIVER.  IT IS EXPRESSLY AGREED THAT, UPON THE
               -----------------------
OCCURRENCE OF AN EVENT OF DEFAULT, THE UNPAID PRINCIPAL BALANCE OF AND ANY ACCRUED AND UNPAID INTEREST UNDER THIS NOTE MAY BE DECLARED TO BE, OR SHALL IMMEDIATELY BECOME, DUE AND PAYABLE PURSUANT TO THE TERMS OF THE LOAN AGREEMENT, WITHOUT PRESENTMENT, DEMAND, PROTEST, NOTICE (EXCEPT AS REQUIRED BY THE LOAN AGREEMENT) OR OTHER REQUIREMENTS OF ANY KIND, ALL OF WHICH ARE HEREBY EXPRESSLY WAIVED BY BORROWER.

          I.   ATTORNEYS' FEES.  In the event it should become necessary to
               ---------------
employ counsel to collect or enforce this Note, Borrower agrees to pay the reasonable attorneys' fees and costs of the holder hereof, irrespective of whether suit is brought, to the extent and as provided in the Loan Agreement.

          J.   AMENDMENTS.  This Note may not be changed, modified, amended, or
               ----------
terminated except by a writing duly executed by Borrower and the holder hereof.

          K.   HEADINGS.  Section headings used in this Note are solely for
               --------
convenience of reference, shall not constitute a part of this Note for any other purpose, and shall not affect the construction of this Note.

          L.   CALIFORNIA LAW.  This Note is being delivered in the State of
               --------------
California and will in all respects be governed by and construed in accordance with the Laws of the State of California (notwithstanding the conflict Laws of the State of California).

          M.   NON-EXCLUSIVE JURISDICTION IN CALIFORNIA.  Borrower hereby
               ----------------------------------------
consents to the non-exclusive jurisdiction of the Federal District Court for the Central District of California or the State of California Superior or Municipal Court in Los Angeles, California. Nothing herein will prevent either party from bringing suit in any other appropriate jurisdiction.

          N.   SERVICE OF PROCESS.  Borrower hereby agrees that service of
               ------------------
process may be made upon Borrower in accordance with Section 415.40 of the California Code of Civil Procedure by mailing copies of the summons and complaint to the person to be served by air mail, certified or registered mail to the address set forth in Section 12.6 of the Loan Agreement, postage prepaid, return receipt requested, or in accordance with the Hague Convention, if applicable.

          O.   PREVAILING PARTY IN DISPUTE.  If any legal action or other
               ---------------------------
proceeding is brought in connection with any provisions in this Note, the prevailing party will be entitled to recover reasonable attorneys' fees and other costs incurred in such action or proceedings. The prevailing party will also, to the extent permissible by law, be entitled to receive pre- and post-judgment Default Interest.


                              TOWER AIR, INC. A DELAWARE CORPORATION



                              BY: /s/ Morris Nachtomi
                                  ----------------------------------------


                              ITS: CHAIRMAN & CEO
                                   ---------------------------------------

                              PROMISSORY NOTE "B"

ORIGINAL PRINCIPAL AMOUNT: US$ 10,000,000
MAKER: TOWER AIR, INC., a Delaware corporation
DATED AS OF: November 13, 1998

          A.   PROMISE TO REPAY.  FOR VALUE RECEIVED, TOWER AIR, INC., a
               ----------------
Delaware corporation ("Borrower"), promises to pay to INTERNATIONAL LEASE FINANCE CORPORATION, a California corporation ("Lender"), or order, the principal sum of Ten Million U.S. Dollars (US$ 10,000,000) or such lesser amount as shall equal the outstanding amount of the Loan made by Lender to Borrower pursuant to Section 21 of that certain Term Loan Agreement, dated as of November
            ----------
13, 1998 (the "Loan Agreement"), entered into between Borrower and Lender.

          B.   DEFINED TERMS.  Any and all initially capitalized terms used
               -------------
herein shall have the meanings ascribed thereto in the Loan Agreement, unless specifically defined herein. The term "or" as used in this Aircraft Secured Promissory Note has, except where otherwise indicated, the inclusive meaning represented by the phrase "and/or". This Aircraft Secured Promissory Note (this "Note") is the promissory note defined in the Loan Agreement as the "Note" and is subject to, and entitled to the benefits of, the terms and provisions of the Loan Agreement.

          C.   PAYMENTS OF PRINCIPAL AND INTEREST.
               ----------------------------------

               i. Borrower hereby promises to make payments of principal and interest, with respect to the Loan, evidenced hereby at the rates and times, and in the amounts, and in all other respects in the manner as provided in the Loan Agreement.

               ii. As more fully set forth in the Loan Agreement, Borrower shall not be obligated to pay, and the holder of this Note shall not be obligated to charge, collect, receive, reserve, or take interest (it being understood that interest shall be calculated as the aggregate of all charges which constitute interest under applicable law that are contracted for, charged, reserved, received, or paid) in excess of the maximum non-usurious interest rate, as in effect from time to time, which may be charged, contracted for, reserved, received, or collected by Lender in connection with the Loan Agreement, this Note, the other Transaction Documents, or any other documents executed in connection herewith or therewith.

          D.   PREPAYMENTS.  Borrower may prepay the principal balance due under
               -----------
this Note, in whole or in part, only in accordance with the provisions of the Loan Agreement.

          E.   APPLICATION OF PAYMENTS.  All payments (including prepayments)
               -----------------------
made hereunder shall be applied as set forth in the Loan Agreement.

          F.   TIME AND PLACE OF PAYMENTS.  All principal and interest due
               --------------------------
hereunder is payable in immediately available United States Dollars at Lender's bank account number 74-45164 at Bank of America Illinois, 231 South LaSalle Street, Chicago, Illinois 60697, ABA #071000039 (or at such other office as may be designated from time to time by Lender), not later than 1:00 p.m., Chicago time, on the day of payment.

          G.   WAIVERS.  Borrower, for itself and its legal representatives,
               -------
successors, and assigns, expressly waives presentment, demand, protest, notice (except as required by the Loan Agreement), and all other requirements of any kind, in connection with the enforcement or collection of this Note.

          H.   ACCELERATION AND WAIVER.  IT IS EXPRESSLY AGREED THAT, UPON THE
               -----------------------
OCCURRENCE OF AN EVENT OF DEFAULT, THE UNPAID PRINCIPAL BALANCE OF AND ANY ACCRUED AND UNPAID INTEREST UNDER THIS NOTE MAY BE DECLARED TO BE, OR SHALL IMMEDIATELY BECOME, DUE AND PAYABLE PURSUANT TO THE TERMS OF THE LOAN AGREEMENT, WITHOUT PRESENTMENT, DEMAND, PROTEST, NOTICE (EXCEPT AS REQUIRED BY THE LOAN AGREEMENT) OR OTHER REQUIREMENTS OF ANY KIND, ALL OF WHICH ARE HEREBY EXPRESSLY WAIVED BY BORROWER.

          I.   ATTORNEYS' FEES.  In the event it should become necessary to
               ---------------
employ counsel to collect or enforce this Note, Borrower agrees to pay the reasonable attorneys' fees and costs of the holder hereof, irrespective of whether suit is brought, to the extent and as provided in the Loan Agreement.

          J.   AMENDMENTS.  This Note may not be changed, modified, amended, or
               ----------
terminated except by a writing duly executed by Borrower and the holder hereof.

          K.   HEADINGS.  Section headings used in this Note are solely for
               --------
convenience of reference, shall not constitute a part of this Note for any other purpose, and shall not affect the construction of this Note.

          L.   CALIFORNIA LAW.  This Note is being delivered in the State of
               --------------
California and will in all respects be governed by and construed in accordance with the Laws of the State of California (notwithstanding the conflict Laws of the State of California).

          M.   NON-EXCLUSIVE JURISDICTION IN CALIFORNIA.  Borrower hereby
               ----------------------------------------
consents to the non-exclusive jurisdiction of the Federal District Court for the Central District of California or the State of California Superior or Municipal Court in Los Angeles, California. Nothing herein will prevent either party from bringing suit in any other appropriate jurisdiction.

          N.   SERVICE OF PROCESS.  Borrower hereby agrees that service of
               ------------------
process may be made upon Borrower in accordance with Section 415.40 of the California Code of Civil Procedure by mailing copies of the summons and complaint to the person to be served by air mail, certified or registered mail to the address set forth in Section 12.6 of the Loan Agreement, postage prepaid, return receipt requested, or in accordance with the Hague Convention, if applicable.

          O.   PREVAILING PARTY IN DISPUTE.  If any legal action or other
               ---------------------------
proceeding is brought in connection with any provisions in this Note, the prevailing party will be entitled to recover reasonable attorneys' fees and other costs incurred in such action or proceedings. The prevailing party will also, to the extent permissible by law, be entitled to receive pre- and post-judgment Default Interest.

                              TOWER AIR, INC. A DELAWARE CORPORATION



                              BY: /s/ Morris Nachtomi
                                  --------------------------------------

                              ITS: CHAIRMAN & CEO
                                   -------------------------------------

                      N618FF LEASE TERMINATION AGREEMENT

     The undersigned, International Lease Finance Corporation ("Lessor") and Tower Air, Inc. ("Lessee"), hereby (a) terminate the Aircraft Lease Agreement dated as of December 6, 1994 between Lessor and Lessee the ("Lease"), recorded with the Federal Aviation Administration on April 1, 1996 and assigned conveyance number D07846; and (b) release the following the equipment from the terms and conditions of the Lease:

     One (1) Boeing 747-212B aircraft bearing manufacturer's serial number 21937 and U.S. registration number N618FF, together with four Pratt & Whitney JT9D-7Q engines, bearing manufacturer's serial numbers 702097, 702163, 702195 and 702348.

     This instrument may be executed in counterparts, each of which when executed and delivered will be deemed an original and all together will constitute one and the same instrument.

Dated as of November 13, 1998.

INTERNATIONAL LEASE FINANCE             TOWER AIR, INC.
CORPORATION

By: /s/ Julie I. Sackman                By: /s/ [SIGNATURE ILLEGIBLE]^^
   ----------------------------            --------------------------------
          JULIE I. SACKMAN
          SENIOR VICE PRESIDENT
Its:      AND GENERAL COUNSEL           Its: Vice President - Legal
   ----------------------------             --------------------------------

                              WARRANTY BILL OF SALE

     International Lease Finance Corporation ("SELLER"), a corporation organized under the laws of the State of California, is the owner of the full legal and beneficial title to the following equipment, all as described in Aircraft Sale Agreement between Seller and Tower Air, Inc. ("BUYER") dated as of November 13, 1998 (collectively, the "AIRCRAFT"):

     1.   One 747-212B aircraft bearing manufacturer's serial number 21937.

     2. Four (4) JT9D-7Q engines bearing manufacturer's serial number 702097, 702163, 702195 and 702348.

     3. All appliances, parts, instruments, appurtenances, accessories, furnishings or other equipment or property installed in or attached to such aircraft and engines.

     4.   All records and manuals applicable to such aircraft and engines.

     For and in consideration of the sum of One United States Dollar (US$1) and other valuable consideration, receipt of which is herby acknowledged, Seller does hereby sell, grant, transfer, deliver and set over to Buyer and its successors and assignees forever all of Seller's right, title and interest in and to the Aircraft, to have and to hold the Aircraft for its and their use forever.

     Seller hereby warrants to Buyer and its successors and assigns that there is hereby conveyed to Buyer on the date hereof title to the Aircraft free and clear of all liens, claims, charges and encumbrances whatsoever created by or arising through Seller and that Seller will warrant and defend such title forever against all claims and demands. SELLER represents that when it purchased the Aircraft, the prior owner warranted to SELLER that the prior owner had at the time it delivered the Aircraft full, clear and marketable title to the Aircraft, free from any liens, mortgages, charges, pledges, trusts, claims, leases, licenses, rights of set-off, possession or detention or other incumbrances or defects whatsoever.

     IN TESTIMONY WHEREOF we have set our hand this 13 day of November, 1998.

                                        INTERNATIONAL LEASE FINANCE
                                        CORPORATION

                                        By:    /s/ Julie I. Sackman
                                              ---------------------------


                                                 JULIE I. SACKMAN
                                               SENIOR VICE PRESIDENT
                                        Title:  AND GENERAL COUNSEL
                                              ---------------------------

                            ACCEPTANCE CERTIFICATE

     TOWER AIR, INC. ("BUYER"), a corporation organized under the laws of
                       -----
Delaware and INTERNATIONAL LEASE FINANCE CORPORATION ("SELLER") do herby
                                                       ------
represent, acknowledge, warrant and agree as follows:

1. BUYER and SELLER have entered into an Aircraft Sale Agreement dated as of November 13, 1998 (hereinafter referred to as the "SALE AGREEMENT")
                                                        --------------
     pursuant to which BUYER has purchased the Aircraft (as defined therein). Words used herein with capital letters and not otherwise defined will have the meanings set forth in the Sale Agreement.

2.   BUYER has this ____ day of November, 1998 (Time:________________)
     at ____________ accepted for purchase from SELLER:

     a. One (1) 747-212B Aircraft bearing Manufacturer's serial number 21937 and Registration Mark N618FF, together with four (4) JT9D-7Q Engines bearing manufacturer's serial numbers 702097, 702163, 702195 and 702348 (each of which has 750 or more rated take-off horse power), an APU bearing manufacturer's serial number ___________ and all Parts attached thereto, all in airworthy condition.

     b. All Aircraft Documentation, including the usual and customary manuals, logbooks, flight records and historical information regarding the Aircraft Engines and Parts.

3. The Aircraft, Engines, Parts and Aircraft Documentation as described in the Sale Agreement have been fully examined by BUYER and have been received in a condition fully satisfactory to BUYER and in full conformity with the Sale Agreement in every respect.

4. BUYER agrees that it is purchasing the Aircraft "AS IS, WHERE IS AND WITH ALL FAULTS" and pursuant to the terms and conditions of the Sale Agreement.

                                   Dated on the date set forth above

                                   TOWER AIR, INC.

                                   By: /s/ PHILIP R. BROOKMEYER
                                      --------------------------------

                                   Its: Vice President - Legal
                                      --------------------------------

                      N618FF LEASE TERMINATION AGREEMENT

     The undersigned, International Lease Finance Corporation ("Lessor") and Tower Air, Inc. ("Lessee"), hereby (a) terminate the Aircraft Lease Agreement dated as of December 6, 1994 between Lessor and Lessee the ("Lease"), recorded with the Federal Aviation Administration on April 1, 1996 and assigned conveyance number D07846; and (b) release the following the equipment from the terms and conditions of the Lease:

     One (1) Boeing 747-212B aircraft bearing manufacturer's serial number 21937 and U.S. registration number N618FF, together with four Pratt & Whitney JT9D-7Q engines, bearing manufacturer's serial numbers 702097, 702163, 702195 and 702348.

     This instrument may be executed in counterparts, each of which when executed and delivered will be deemed an original and all together will constitute one and the same instrument.

Dated as of November 13, 1998

INTERNATIONAL LEASE FINANCE               TOWER AIR, INC.
CORPORATION

By: /s/ Julie I. Sackman                  By:__________________________________
   -------------------------------------
     JULIE I. SACKMAN

     SENIOR VICE PRESIDENT
Its: AND GENERAL COUNSEL                  Its:_________________________________
    -------------------------------------

                      N618FF LEASE TERMINATION AGREEMENT

     The undersigned, International Lease Finance Corporation ("Lessor") and Tower Air, Inc. ("Lessee"), hereby (a) terminate the Aircraft Lease Agreement dated as of December 6, 1994 between Lessor and Lessee the ("Lease"), recorded with the Federal Aviation Administration on April 1, 1996 and assigned conveyance number D07846; and (b) release the following the equipment from the terms and conditions of the Lease;

     One (1) Boeing 747-212B aircraft bearing manufacturer's serial number 21937 and U.S. registration number N618FF, together with four Pratt & Whitney JT9D-7Q engines, bearing manufacturer's serial numbers 702097, 702163, 702195 and 702348.

     This instrument may be executed in counterparts, each of which when executed and delivered will be deemed original and all together will constitute one and the same instrument.

Dated as of November 13, 1998

INTERNATIONAL LEASE FINANCE CORPORATION      TOWER AIR, INC.


By: __________________________________       By: /s/ PHILIP R. BROOKMEYER
                                                -------------------------------

Its: _________________________________       Its: Vice President - Legal
                                                 ------------------------------